As filed with the Securities and Exchange Commission on February 26, 1999
                                                     Registration No.  333-63215

                                                        811-08997


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6


                         Post-Effective Amendment No. 1


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                         INITIAL REGISTRATION STATEMENT

                          TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-2 OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             1150 SOUTH OLIVE STREET
                              LOS ANGELES, CA 90015
                     (Address of Principal Executive Office)

Name and Address of Agent for Service:        Copies to:
James W. Dederer, Esq.                        Frederick R. Bellamy, Esq.
Executive Vice President, General Counsel     Sutherland, Asbill & Brennan LLP
and Corporate Secretary                       1275 Pennsylvania Avenue, N. W.
Transamerica Occidental Life Insurance CompanyWashington, D.C.  20004
1150 South Olive Street
Los Angeles, CA 90015

                          It is proposed that this filing will become effective:


          _____immediately   upon  filing  pursuant  to  paragraph  (b)
            _____On (________)pursuant to paragraph (b)
               _____60 days after filing  pursuant to paragraph  (a)(1) __x___On
          (date) May 1, 1999 pursuant to paragraph (a)(1) _____On (date) pursuant to paragraph (a)(2) of Rule 485


          Title of securities being registered: Modified Single Payment Variable Life Insurance Contracts.

          Approximate date of proposed public offering: as soon as practicable after the effective date of the
Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), shall determine.



RECONCILIATION AND TIE BETWEEN ITEMS
IN FORM N-8b-2 AND THE PROSPECTUS

Item No. of
Form N-8b-2                        Caption in Prospectus
- -----------                        ---------------------
1 ...........................      Cover Page
2 ...........................      Cover Page
3 ...........................      Not Applicable
4 ...........................      Distribution
5 ...........................      The Company, The Separate Account
6 ...........................      The Separate Account
7 ...........................      Not Applicable
8 ...........................      Not Applicable
9 ...........................      Legal Proceedings
10...........................      Summary; Description of the Company, Variable
                  Account, and Underlying Funds; The Contract;
                  Contract Termination and Reinstatement; Other
                                    Contract Provisions
11 ...........................      Summary; The Trust; VIP; T. Rowe Price;
                       Investment Objectives and Policies
12 ...........................      Summary; The Trust; VIP;  T. Rowe Price;
13 ...........................      Summary; The Trust; VIP;  T. Rowe Price;
                      Investment Advisory Services to VIP;
                   Investment Advisory Services to the Trust;
                     Investment Advisory Services to T. Rowe
                                    Price; Charges and Deductions
14 ...........................      Summary; Application for a Contract
15 ...........................      Summary; Application for a Contract; Premium
                      Payments; Allocation of Net Premiums
16 ...........................      The Separate Account; The Trust; VIP; T. Rowe
                        Price; Allocation of Net Premiums
17 ...........................      Summary; Surrender; Partial Withdrawal;
                  Charges and Deductions; Contract Termination
                                    and Reinstatement
18 ...........................      The Separate Account; The Trust; VIP; T. Rowe
                                    Price; Premium Payments
19 ...........................      Reports; Voting Rights
20 ...........................      Not Applicable
21 ...........................      Summary; Contract Loans; Other Contract
                                    Provisions
22 ...........................      Other Contract Provisions
23 ...........................      Not Required
24 ...........................      Other Contract Provisions
25 ...........................      Allmerica Financial
26 ...........................      Not Applicable
27 ...........................      The Company
28 ...........................      Directors and Principal Officers
29 ...........................      The Company
30 ...........................      Not Applicable
31 ...........................      Not Applicable
32 ...........................      Not Applicable
33 ...........................      Not Applicable
34 ...........................      Not Applicable
35 ...........................      Distribution
36 ...........................      Not Applicable
37 ...........................      Not Applicable
38 ...........................      Summary; Distribution
39 ...........................      Summary; Distribution
40 ...........................      Not Applicable
41 ...........................      The Company; Distribution
42 ...........................      Not Applicable
43 ...........................      Not Applicable
44 ...........................      Premium Payments; Contract Value and Cash
                                    Surrender Value
45 ...........................      Not Applicable
46 ...........................      Contract Value and Cash Surrender Value;
                                    Taxation of the Contracts
47 ...........................      The Company
48 ...........................      Not Applicable
49 ...........................      Not Applicable
50 ...........................      The Separate Account
51 ...........................      Cover Page; Summary; Charges and Deductions;
                     The Contract; Contract Termination and
                    Reinstatement; Other Contract Provisions
52 ...........................      Addition, Deletion or Substitution of
                                    Investments
53 ...........................      Taxation of the Contracts
54 ...........................      Not Applicable
55 ...........................      Not Applicable
56 ...........................      Not Applicable
57 ...........................      Not Applicable
58 ...........................      Not Applicable
59 ...........................      Not Applicable


                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2. The prospectus consists of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representations Pursuant to Section 26(e) of the Investment Company Act of 1940

The signatures.

Written consents of the following persons:

     1.    Ernst & Young LLP
     2.     Actuarial Opinion

The following exhibits:

     1.    Exhibit 1
     (Exhibits required by paragraph A of the instructions to Form N-8B-2)

           (1) Certified copy of Resolutions of the Board of Directors of the Company of December 6, 1996 establishing the Transamerica Occidental Life
                  Separate Account VUL-2. 1/ 3/

           (2)    Not Applicable.

          (3) (a) Form of Distribution Agreement between Transamerica Securities Sales Corporation and Transamerica Occidental Life Insurance Company. 1/ 3/


          (b) Form of Sales Agreement between Transamerica Life Companies, Transamerica Securities Sales Corporation and Broker-Dealers 1/ 3/


           (4)    Not Applicable.

           (5) Forms of Policy and Policy riders. 1/ 2/ 3/

           (6)    Organizational documents of the Company, as amended. 1/ 3/

           (7)    Not Applicable.

           (8)    Form  of   Participation   Agreement   between:   Transamerica
                  Occidental Life Insurance Company and:

                  (a) re The Alger American Fund 1/ 3/
                   (b) re Alliance Variable Products Series Fund, Inc. 1/ 3/ (c) re Dreyfus Variable Investment Fund 1/ 3/ (d) re Janus Aspen Series 1/ 3/ (e) re MFS Variable Insurance Trust 1/ 3/ (f) re Morgan Stanley Universal Funds, Inc. 1/ 3/ (g) re OCC Accumulation Trust 1/ 3/ (h) re Transamerica Variable Insurance Fund, Inc. 1/ 3/

           (9) Administrative Agreements between Transamerica Occidental Life Insurance Company and First Allmerica Financial Life Insurance Company 1/ 3/

           (10)   Form of Application. 1/ 3

           (11)   Issuance, Transfer and Redemption Procedures Memorandum. 1/ 3/

           (12)   Financial Data Schedule.

     2. Form of Policy and Policy riders are included in Exhibit 1 above.

     3.    Opinion of Counsel. 1/

     4.    Not Applicable.

     5.    Not Applicable.

     6.    Actuarial Consent  1/

     7. Consent of Independent Accountants 2/ 3/

     8.    Powers of Attorney 1/

     1/ Incorporated herein by reference to the initial filing of this Registration Statement (File No. 333-63215) on September 10, 1998.

     2/ Incorporated by reference to Pre-Effective Amendment No. 2 of this Registration Statement (File No. 333-63215) on January 15, 1999.


     3/ Incorporated by reference to Pre-Effective Amendment No. 3 of this Registration Statement (File No. 333-63215) on February 1, 1999.

                                     Part II

Undertaking To File Reports
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Rule 484 Undertaking
Article V, Section I, of Transamerica's Bylaws provides: Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation's intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the corporation's Articles of Incorporation.)

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The directors and officers of Transamerica Occidental Life Insurance Company are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $95,000,000 for Coverage A and $80,000,000 for Coverage B for the period 11/15/98 to 11/15/2000. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with CNA Lloyds, Gulf, Chubb and Travelers.


Representations Pursuant to Section 26(e) of the Investment Company Act of 1940 Transamerica hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant, Transamerica Occidental Life Separate Account VUL-2, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Los Angeles, and the State of California, on this 26th day of February, 1999.

               Transamerica Occidental Life Separate Account VUL-2
                                  (Registrant)

(SEAL)






Attest:___________________________       By:__________________________________
         (Title)                                     (Name)  David M. Goldstein
                                                       (Title)  Vice President
                 Transamerica Occidental Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, Transamerica Occidental Life Insurance Company has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Los Angeles and the State of California, on the 26th day of February, 1999.

                 Transamerica Occidental Life Insurance Company
(SEAL)



Attest:___________________________       By:____________________________________
         (Title)                                     (Name)   David M. Goldstein
                                                     (Title)  Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signatures                                  Titles                                      Date
______________________*             Director, Chairman,                         February 26, 1999
Thomas J. Cusack                    President and Chief Executive Officer

_____________________*              Director                                    February 26, 1999
James W. Dederer

_____________________*              Director                                    February 26, 1999
George A. Foegele

______________________*             Director                                    February 26, 1999
David E. Gooding





______________________*             Director                                    February 26, 1999
Edgar H. Grubb

______________________*             Director                                    February 26, 1999
Frank C. Herringer

______________________*             Director                                    February 26, 1999
Richard N. Latzer

______________________*             Director                                    February 26, 1999
Karen MacDonald

______________________*             Director                                    February 26, 1999
Gary U. Rolle'

_____________________*              Director                                    February 26, 1999
Paul E. Rutledge III

______________________*             Director                                    February 26, 1999
T. Desmond Sugrue

______________________*             Director                                    February 26, 1999
Nooruddin S. Veerjee

______________________*             Director                                    February 26, 1999
Robert A. Watson


________________________________________
*By: David M. Goldstein

          On February 26, 1999 as Attorney-in-Fact pursuant to powers of attorney previously filed and filed herewith, and in his own capacity as Vice President.

45

                                 PROSPECTUS FOR

                  TRANSAMERICA SERIESsm TRANSAMERICA LINEAGEsm
                             VARIABLE LIFE INSURANCE
           A Modified Single Payment Variable Life Insurance Contract

                                    Issued By

                 Transamerica Occidental Life Insurance Company

              Offering 17 Sub-Accounts Under Separate Account VUL-2

                                 In Addition to:

                                 A Fixed Account



                                Portfolio Options

                  Alger American Income & Growth              MFS VIT Research

                           Alliance VPF Growth & Income                Morgan Stanley Dean Witter UF Fixed Income
                           Alliance VPF Premier Growth                 Morgan Stanley Dean Witter UF High Yield
                  Dreyfus VIF Capital Appreciation            Morgan Stanley Dean Witter UF International Magnum
                  Dreyfus VIF Small Cap                       OCC Accumulation Trust Managed

                           Janus Aspen Balanced                        OCC Accumulation Trust Small Cap
                           Janus Aspen Worldwide Growth                Transamerica VIF Growth Portfolio
                           MFS VIT Emerging Growth            Transamerica VIF Money Market
                           MFS VIT Growth with Income



          Please read and retain this prospectus.
          It contains information you should know
          before investing.


          The SEC's web site is http://www.sec.gov

          Transamerica's web site is http://transamerica.com



 Neither the SEC nor the state securities commissions have approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

         You bear the entire investment risk for all assets you place in the sub-accounts. Additionally, please analyze any current policies you may own before investing in this policy. It may not be to your advantage to replace existing insurance with this policy.








                                               May 1, 1999



TABLE OF CONTENTS
SUMMARY  4
PERFORMANCE INFORMATION. .................................................................................4
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT,
AND UNDERLYING FUNDS.
 ....................................................................................4
INVESTMENT OBJECTIVES AND POLICIES........................................................................4
INVESTMENT ADVISORY SERVICES..............................................................................4
THE CONTRACT..............................................................................................4
      Applying for a Contract.............................................................................4
      Free Look Period....................................................................................4
      Conversion Privilege................................................................................4
      Payments............................................................................................4
      Allocation of Payments..............................................................................4
      Transfer Privilege..................................................................................4
      Death Benefit.......................................................................................4
      Guaranteed Death Benefit Rider......................................................................4
      Contract Value......................................................................................4
      Payment Options.....................................................................................4
      Optional Insurance Benefits.........................................................................4
      Surrender...........................................................................................4
      Partial Withdrawal..................................................................................4
CHARGES AND DEDUCTIONS....................................................................................4
      Monthly Deductions..................................................................................4
      Daily Deductions....................................................................................4
      Surrender Charge....................................................................................4
      Partial Withdrawal Costs............................................................................4
      Transfer Charges....................................................................................4
CONTRACT LOANS............................................................................................4
CONTRACT TERMINATION AND REINSTATEMENT....................................................................4
OTHER CONTRACT PROVISIONS.................................................................................4
TAXATION OF THE CONTRACTS.................................................................................4
      The Company and The Separate Account................................................................4
      Taxation of The Contracts...........................................................................4
VOTING RIGHTS.............................................................................................4
DIRECTORS AND PRINCIPAL OFFICERS..........................................................................4
DISTRIBUTION..............................................................................................4
REPORTS  4
SERVICES 4
LEGAL PROCEEDINGS.........................................................................................4
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.........................................................4
PREPARING FOR YEAR 2000...................................................................................4
FURTHER INFORMATION.......................................................................................4
MORE INFORMATION ABOUT THE FIXED ACCOUNT..................................................................4
INDEPENDENT ACCOUNTANTS...................................................................................4
FINANCIAL STATEMENTS......................................................................................4
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.........................................................A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS.................................................................B-1
APPENDIX C -- PAYMENT OPTIONS.............................................................................C-1
APPENDIX D -- ILLUSTRATIONS...............................................................................D-1
APPENDIX E -- SPECIAL TERMS...............................................................................E-1


 SUMMARY

This summary provides a brief overview of the more significant aspects of the contract. The prospectus and the contract provide further detail. We do not claim that the contract is similar or comparable to an investment plan of a mutual fund. The contract and its attached application are the entire agreement between you and Transamerica.

The contract provides insurance protection for the named beneficiary. It is a modified endowment contract for federal income tax purposes, except in certain circumstances described in Taxation of the Contracts. If you receive a loan, distribution or other amounts, you will be taxed to the extent income has accumulated in the contract. Death benefits are generally not subject to federal income tax. See Taxation of the Contracts on page 47.

You will find  definitions of special terms used in this  prospectus in Appendix
E.

What is the Contract's Objective?

The objective of the contract is to give permanent life insurance protection and to help you build assets on a tax-deferred basis. Benefits available through the contract include:

          A life insurance benefit that can protect your family or other heirs;

          Payment options that can guarantee an income for life;

          A personalized investment portfolio you may tailor to meet your needs, time frame and risk tolerance level;

          Experienced, professional investment advisers; and

          Tax deferral on earnings while your money is accumulating.

The contract combines features and benefits of traditional life insurance with the advantages of professional money management. Unlike the fixed benefits of ordinary life insurance, the contract value will increase or decrease depending on investment results. Unlike traditional insurance policies, the contract has no fixed schedule for payments.
 Who Are the Key Persons Under the Contract?


The contract is a contract between you and us. Each contract has a contract owner, you, the insured, and a beneficiary. As contract owner (you) make the payment, choose investment allocations and select the insured and beneficiary. The insured is the person covered under the contract. The beneficiary is the person who receives the net death benefit when the insured dies.


What Happens When the Insured Dies?

We will pay the net death benefit to the beneficiary when the insured dies while the contract is in effect. If the contract was issued as a second-to-die contract, the net death benefit will be paid on the death of the last surviving insured.

Through the final payment date, the death benefit is either:

     the face amount, that is, the amount of insurance determined by your payment; or

     the minimum death benefit provided by the guideline minimum sum insured,

          whichever is greater.

 The net death benefit is the death benefit:

           less any outstanding loan;

           rider charges; and

           monthly deductions due and unpaid

 through the contract month in which the insured dies; as well as,

           any unpaid partial withdrawals,

           withdrawal transaction fees; and

           applicable surrender charges.

After the final payment date, if the guaranteed death benefit rider is not in effect, the net death benefit is:


      101% of the contract value The guideline minimum sum insured less any outstanding loan;


          Any due and unpaid partial withdrawals,

          Withdrawal transaction fees; and

          Applicable surrender charges.

      under one of the company's benefit payment options.

If the guaranteed death benefit rider is in effect on the final payment date, a guaranteed death benefit will be provided unless the rider is subsequently terminated. The guaranteed death benefit will be either:

          The face amount as of the final payment date; or


      101% of the contract value The guideline minimum sum insured as of the date proof of death is received by the company whichever is greater.


The net death benefit will be the death benefit reduced by any outstanding loan through the contract month in which the insured dies. See Guaranteed Death Benefit Rider on page ___.


The beneficiary may receive the net death benefit:

          in a lump sum; or

          under one of the company's benefit payment options.


Can I Examine the Contract?

Yes. You have the right to examine and cancel your contract by returning it to us or to one of our representatives within 10 days or such later date as provided by state law after you receive the contract.

If your contract provides for a full refund under its right to cancel provision as required in your state, your refund will be your entire payment.

If your contract does not provide for a full refund, you will receive:

          Amounts allocated to the fixed account; plus

          The value of the units in the separate account; plus

          All fees, charges and taxes which have been imposed.

Your refund will be determined as of the valuation date that your written request is received at our variable life service center.

What are my Investment Choices?

The contract gives you an opportunity to select among a number of investment options, including sub-accounts and a fixed account. The sub-accounts invest in seventeen portfolios from eight mutual fund families, and offer a wide range of investment objectives.

The available sub-accounts are as follows:

         Alger American Income & Growth
         Alliance VPF Growth & Income
Alliance VPF Premier Growth                 Dreyfus VIF Capital
Appreciation      Dreyfus VIF Small Cap
                      Janus Aspen Balanced
                        Janus Aspen Worldwide Growth

               MFS VIT Emerging Growth MFS VIT Research MFS VIT Growth with Income Morgan Stanley Dean Witter UF Fixed Income Morgan Stanley Dean Witter UF High Yield Morgan Stanley Dean Witter UF International Magnum

              OCC Accumulation Trust Managed
         OCC Accumulation Trust Small Cap
         Transamerica VIF Growth Portfolio
         Transamerica VIF Money Market

This range of investment choices allows you to allocate your money among the sub-accounts to meet your investment needs. You may allocate payments and value among up to:

          seventeen sub-accounts; and

          the fixed account.

If your contract provides for a full refund under its right to examine contract provision as required in your state, after the contract is issued by us we will allocate all sub-account investments to the sub-account investing in the money market portfolio of Transamerica Variable Insurance Fund, Inc., until the end of four calendar days plus the number of days under the state free look period, usually 10 days, but longer under some circumstances. After this, we will allocate all amounts to the sub-accounts as you have chosen. The contract also offers a fixed account, which provides a guaranteed minimum interest rate of 4% annually on amounts allocated to the fixed account. We may declare a higher rate. The fixed account is part of the general account of Transamerica. Amounts in the fixed account do not vary with the investment performance of a portfolio.

What Are the Investment Objectives of the Portfolios?

A summary of investment objectives of the portfolios is set forth below. Before investing, read carefully the profiles or prospectuses of the portfolios that accompany this prospectus. Statements of Additional Information for the portfolios are available without charge on request. There is no guarantee that the investment objectives of the portfolios will be achieved. The contract value may be less than the aggregate payments made to the contract.

The Income and Growth Portfolio of the Alger American Fund seeks, primarily, a high level of dividend income. Capital appreciation is a secondary objective of the portfolio.

The Growth and Income Portfolio of the Alliance Variable Products Series Fund, Inc. seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

          The Premier Growth Portfolio of the Alliance Variable Products Series Fund, Inc. seeks growth of capital by pursuing aggressive investment policies.

The Capital Appreciation Portfolio of the Dreyfus Variable Investment Fund is a diversified portfolio, the primary investment objective of which is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective.

The Small Cap Portfolio of the Dreyfus Variable Investment Fund seeks to maximize capital appreciation.

The Balanced Portfolio of the Janus Aspen Series seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

The Worldwide Growth Portfolio of the Janus Aspen Series seeks long-term growth of capital in a manner consistent with the preservation of capital.

The Emerging Growth Series of the MFS Variable Insurance Trust seeks to provide long-term growth of capital.

The Growth with Income Series of the MFS Variable Insurance Trust seeks reasonable current income and long-term growth of capital and income.

The Research Series of the MFS Variable Insurance Trust seeks long-term growth of capital and future income.


The Fixed Income Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. government and agencies securities, corporate bonds, mortgage backed securities, foreign bonds and other fixed income securities and derivatives.

     The High Yield Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. seeks above-average total return over a market cycle of three to five years by investing primarily in high yield securities of U. S. and foreign issuers, including corporate bonds and other fixed income securities and derivatives.

The International Magnum Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in European, Australian, and Far East or EAFE countries.


The Managed Portfolio of the OCC Accumulation Trust seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the adviser's assessments of the relative outlook for such investments.

The Small Cap Portfolio of the OCC Accumulation Trust seeks capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion.

     The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc. seeks long-term capital growth.

The Money Market Portfolio of the Transamerica Variable Insurance Fund, Inc. seeks to maximize current income from money market securities consistent with liquidity and the preservation of principal.

Can I Make Transfers Among the Sub-Accounts and the Fixed Account?

Yes. You may transfer contract value among the sub-accounts and the fixed account, subject to our consent and then current rules. You will incur no current taxes on transfers while your money is in the contract. You also may elect automatic account rebalancing so that assets remain allocated according to a desired mix or choose automatic dollar cost averaging to gradually move funds into one or more sub-accounts.

The first 18 transfers of contract value in a contract year are free. A transfer charge not to exceed $25 may apply for each additional transfer in the same contract year. This charge is for the costs of processing the transfer.

How Much Can I Invest and How Often?

The contract requires a single payment of at least $10,000 on or before the date of issue. Additional payment or payments of at least $10,000 may be made as long as the total payments do not exceed the maximum payment amount specified in the contract. Additional payments may be accepted, subject to our underwriting approval if the payment would increase the death benefit.

What If I Need My Money?

You may borrow up to the loan value of your contract. The maximum loan value is 90% of the result of contract value less surrender charges. You may also make partial withdrawals and you may surrender the contract for its surrender value.

The guaranteed annual interest rate credited to the contract value securing a loan will be at least 4.0%. However, any portion of the outstanding loan that is a preferred loan will be credited interest at an annual rate not less than 5.50%.

We will allocate contract loans among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro rata allocation. We will transfer the portion of the contract value in each sub-account equal to the contract loan to the fixed account.

You may surrender your contract and receive its surrender value. You may make partial withdrawals of $1,000 or more from the contract value, subject to partial withdrawal costs, including any applicable surrender charges. The face amount is proportionately reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the contract value below $10,000.

A loan, surrender or partial withdrawal may have tax consequences. See Taxation of Contracts.

Can I Make Future Changes Under My Contract?

Yes. There are several changes you can make after receiving your contract, within limits. You may

         Cancel your contract under its right to cancel provision;

         Transfer your ownership to someone else;

         Change the beneficiary;

         Change the allocation for any additional payment, with no federal income tax consequences under current law;

         Make transfers of the contract value among the fixed account and the sub-accounts, with no federal income taxes incurred under current law; and

         Add or remove certain optional insurance benefits provided by rider.

Can I Convert My Contract Into a Non-Variable Contract?

Yes. You can convert your contract without charge during the first 24 months after the date of issue. On conversion, we will transfer the portion of the contract value in the sub-accounts to the fixed account. We will allocate any future payments to the fixed account, unless you instruct us otherwise.



What Charges Will I Incur Under My Contract?

The following charges will apply to your contract under the circumstances described. Some of these charges apply throughout the contract's duration.

Through the final payment date or, for the distribution fee and the tax charge, only for the first ten contract years, we deduct the following monthly charges from the contract value:

           0.30% on an annual basis for the administrative expenses;


           A deduction for the cost of insurance, which varies depending on the type of contract and underwriting class;


           0.40% on an annual basis for distribution expenses deducted only during the first ten Contract years; and

           0.20% on an annual basis for federal, state and local taxes deducted only during the first ten contract years.

The following daily charge is deducted from the separate account:

      a $25 transfer charge for transfers in excess of eighteen in a contract year may be assessed. during the first nine contract years, adjusted for reinstatements, a surrender charge applies for surrenders and for partial withdrawals in excess of the free 10% withdrawal amount.
          0.80% on an annual basis for the mortality and expense risks.

The following charges and fees apply if you exercise certain contract rights:

          We may charge $25 for transfers in excess of 18 in a contract year;


          We will charge for surrenders and partial withdrawals in excess of the free 10% withdrawal amount during the first nine contract years, adjusted for reinstatements;
          We may charge a transaction fee for partial withdrawals, equal to 2% of the amount withdrawn up to a
         $25 maximum.  Currently, no charge is imposed; and

          We may charge up to $25 for each projection of values you request during a contract year in excess of one projection of values, in addition to your annual statement.


 See Partial Withdrawal Costs on page _____ and Transfer Charges on page ______.

There are also deductions from and expenses paid out of the assets of the portfolios that are described in the accompanying prospectuses.

What Are the Expenses and Fees of the Portfolios?

In addition to the charges described above, certain management fees and other expenses are deducted from the assets of the underlying portfolios. The levels of fees and expenses vary among the portfolios. The following table shows the management fees and other expenses and total portfolio annual expenses of the portfolios for 1997, except where otherwise noted. For more information concerning these fees and expenses, see the prospectuses of the portfolios.





                               Portfolio Expenses
                    (as a percentage of assets after fee waiver and/or expense reimbursement)(1)
                                                                                                    Total
                                                                                                  Portfolio
                                                         Management            Other                Annual
                     Portfolio                            Fees (2)            Expenses             Expenses

Alger American Income & Growth                              0.63                0.11                 0.74
Alliance VPF Growth & Income                                0.63                0.09                 0.72
Alliance VPF Premier Growth                                 1.00                0.10                 1.10
Dreyfus VIF Capital Appreciation                            0.75                0.05                 0.80
Dreyfus VIF Small Cap                                       0.75                0.03                 0.78
Janus Aspen Balanced                                        0.77                0.06                 0.83
Janus Aspen Worldwide Growth                                0.66                0.08                 0.74
MFS VIT Emerging Growth                                     0.75                0.12                 0.87
MFS VIT Growth with Income                                  0.75                0.25                 1.00
MFS VIT Research                                            0.75                0.13                 0.88
Morgan Stanley Dean Witter UF Fixed Income                  0.00                0.70                 0.70
Morgan Stanley Dean Witter UF High Yield                    0.00                0.80                 0.80
Morgan Stanley Dean Witter UF International Magnum          0.00                1.15                 1.15
OCC Accumulation Trust Managed                              0.80                0.07                 0.87
OCC Accumulation Trust Small Cap                            0.80                0.17                 0.97
Transamerica VIF Growth                                     0.62                0.23                 0.85
Transamerica VIF Money Market                               0.35                0.25                 0.60


Transamerica may receive payments from some or all of the portfolios or their advisers in varying amounts that may be based on the amount of assets allocated to the portfolios. The payments are for administrative or distribution services.


Expense information regarding the portfolios has been provided by the portfolios. Transamerica has no reason to doubt the accuracy of that information, but Transamerica has not verified those figures. These figures are for the year ended December 31, 1997. Actual expenses in future years may be higher or lower than these figures.


Notes to Portfolio Expenses table:


(1) From time to time, the portfolios' investment advisers, each in its own discretion, may voluntarily waive all or part of their fees and/or voluntarily assume certain portfolio expenses. The expenses shown in the portfolio expenses table are the expenses paid for 1998. The expenses shown in the table reflect a portfolio's adviser's waivers of fees or reimbursement of expenses, if applicable, except for Alliance VPF Premier Growth for which expenses shown are before waivers or reimbursements. It is anticipated that such waivers or reimbursements will continue for calendar year 1999, except for Alliance VPF Premier Growth, for which the management fee, other expenses and total portfolio annual expenses for 1999, without waivers or reimbursements, are estimated to be ____%, _____% and _____%, respectively. Without such waivers or reimbursements, the annual expenses for 1997 for certain portfolios would have been, as a percentage of assets, as follows:


                                                            Management         Other        Total Portfolio

         Portfolio                                              Fee           Expenses      Annual Expenses
         ---------                                      -       ---           --------      ---------------
         Janus Aspen Worldwide Growth                          0.72             0.09             0.81
         MFS VIT Growth with Income                            0.75             0.35             1.10
         Morgan Stanley Dean Witter UF Fixed Income            0.40             1.31             1.71
         Morgan Stanley Dean Witter UF High Yield              0.80             0.88             1.68
         Morgan  Stanley Dean Witter UF  International         0.80             1.98             2.78
         Magnum
         Transamerica VIF Growth                               0.75             0.23             0.98

         There were no fee waivers or expense reimbursements during 1997 for the Alger American Income and Growth Portfolio, Alliance VPF Growth and Income Portfolio, Dreyfus VIF Capital Appreciation Portfolio, Dreyfus VIF Small Cap Portfolio, Janus Aspen Balanced Portfolio, MFS VIT Emerging Growth Portfolio, MFS VIT Research Portfolio, OCC Accumulation Trust Managed Portfolio or OCC Accumulation Trust Small Cap Portfolio


(2) The management fee of certain of the portfolios includes breakpoints at designated asset levels. Further information on these breakpoints is provided under Description of Transamerica, the Separate Account, and the Portfolios, at page ____ and in the prospectuses for the portfolios.

What  Charges  Will I  Incur  If I  Surrender  My  Contract  Or  Make A  Partial
Withdrawal?

The charges below apply only if you surrender your contract or make partial withdrawals:

          Surrender Charge - This charge applies on full surrenders within the first nine contract years. The surrender charge begins at 9.00% of the payments withdrawn and decreases by 1% each contract year until it is 0% at the start of the tenth contract year. If you reinstate your contract, however, the surrender charges which will apply upon reinstatement are those which were in effect on the date of default.


          Partial Withdrawal Costs -- We deduct from the contract value a surrender charge on a withdrawal exceeding the free 10% withdrawal amount, described below, on partial withdrawals taken during the first nine contract years, adjusted as applicable for reinstatements.


Currently, we do not impose a withdrawal transaction fee. We reserve the right, however, to impose a withdrawal transaction fee equal to 2% of the amount withdrawn, not to exceed $25 for each partial withdrawal taken.

What Are the Lapse and Reinstatement Provisions of My Contract?

If the guaranteed death benefit rider is not in effect on your contract, the contract will lapse if, on a monthly processing date, the surrender value is less than the monthly deductions due. If the contract lapses, you will have a 62-day grace period in which to pay required premium. If sufficient premium is not paid by the end of the grace period, the contract will terminate without value.

If the guaranteed death benefit rider is in effect on your contract, the contract will not lapse. If the guaranteed death benefit rider is terminated, however, your contract may then lapse.

Additionally, whether the guaranteed death benefit rider is or is not in effect on the contract, if the outstanding loan at any time exceeds the contract value minus the surrender charges, the outstanding loan will be in default. If the outstanding loan goes into default, you will have a 62-day grace period in which to pay back the excess outstanding loan. If you do not pay back the excess outstanding loan by the end of the grace period, the loan will be foreclosed and the contract will terminate without value.

If the guaranteed death benefit rider is in effect on the contract, the guaranteed death benefit rider will terminate if the loan is foreclosed. Once terminated, the guaranteed death benefit rider may not be reinstated.

Within limits, the contract may be reinstated within three years from the date of default if it lapses or the outstanding loan is foreclosed.

How is My Contract Taxed?

The contract has been designed to be a modified endowment contract. However, under Section 1035 of the Internal Revenue Code an exchange of:

     (1) a life insurance contract entered into before June 21, 1988, or

     (2) a life insurance contract that is not itself a modified endowment contract will not cause the contract to be treated as a modified endowment contract if no additional payments are made and there is no increase in the death benefit as a result of the exchange.


If the contract is considered a modified endowment contract, all distributions, including contract loans, partial withdrawals, surrenders and assignments will be taxed on an income-out-first basis. Also, a 10% federal penalty tax may be imposed on that part of a distribution that is includible in income. However, the net death benefit under the contract is generally excludable from the gross income of the beneficiary. In some circumstances, federal estate tax may apply to the net death benefit or the contract value.

PERFORMANCE INFORMATION

The contracts were first offered to the public in 1999. However, the company may advertise total return and average annual total return performance information based on the periods that the portfolios have been in existence.

The portfolios are not available for purchase directly by the general public and are not the same as mutual funds that may have similar names that are sold directly to the public. There can be no assurance, and no representation is made, that the investment performance of the portfolios will be comparable to a fund with a similar name or same investment objective or adviser.

The results for any period prior to the contracts being offered will be calculated as if the contracts had been offered during that period of time when the portfolio was in existence, with all charges assumed to be those applicable to the sub-accounts and the portfolios.


Total return and average annual total return are based on the hypothetical profile of a representative contract owner and historical earnings and are not intended to indicate future performance. Total return is the total income generated net of certain expenses and charges. Average annual total return is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to the cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the portfolio's return.


Performance information under the contracts is net of portfolio expenses, monthly deductions and surrender charges. We take a representative contract owner and assume that:

          the insured is a male age 55, standard, non-tobacco user underwriting class, issued under simplified underwriting guidelines;

          the contract owner had allocations in each of the sub-accounts for the portfolio durations shown; and

          there was a full surrender at the end of the applicable period.

Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a portfolio's success in meeting its investment objectives.

We may compare performance information for a sub-account in reports and promotional literature to:

          Standard & Poor's 500 Stock Index, the S&P 500;

          Dow Jones Industrial Average, the DJIA;

          Shearson Lehman Aggregate Bond Index;

otherunmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets;

othergroups of variable life separate accounts or other investment products tracked by Lipper Analytical Services;

          other   services,   companies,   publications,   or  persons  such  as
         Morningstar, Inc., who rank the investment products on performance or other criteria; and

          the Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and portfolio management costs and expenses.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to contract owners and prospective contract owners. These topics may include:

      The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques, such as:

               value investing,
               market timing,
               dollar cost averaging,
               asset allocation and,

               automatic account rebalancing;


     The advantages and disadvantages of investing in tax-deferred and taxable investments;

      Customer profiles and hypothetical payment and investment scenarios;

      Financial management and tax and retirement planning; and,

      Investment  alternatives  to  certificates  of deposit and other financial
     instruments,   including   comparisons   between  the   contracts  and  the
     characteristics of and market for the financial instruments.


At times, the company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company (A.M. Best), Moody's Investors Service, Inc., (Moody's) Standard & Poor's Insurance Rating Services, (S&P) and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues but do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the portfolios.

                                     Table I

       Average Annual Total Returns for Periods Ending December 31, 1997,
         Since Inception of the Portfolios And Net of Portfolio Expenses

             Sub-Account Charges All Monthly Deductions for Charges;
                       Assuming Surrender of the Contract.

The following performance information is based on the periods that the portfolios have been in existence. The data is net of expenses of the portfolios, all sub-account charges, and all contract charges, including surrender charges, for a representative contract. It is assumed that the insured is male, age 55, standard, non-tobacco user, underwriting class; a single payment of $25,000 was made; the contract was issued under simplified underwriting criteria; the entire payment was allocated to each sub-account individually; and there was a full surrender of the contract at the end of the applicable period.

----------------------------------------------------------------------------------------------------------------------
                                                                                           10 Year or
                                                                                          Life of the       Number
                                                                                         Portfolio (if        of
                                                                                          Less than 10   Years Since
                                                                                          Years Since     Portfolio
                                                                              5 Year       Portfolio      Inception
                                                                              Average      Inception)      (if Less
                  Sub-Account                     Portfolio   1 Year Total    Annual     Average Annual    than 10
               Investing in the                   Inception      Return        Total      Total Return      Years)
            Corresponding Portfolio                 Date                      Return
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Alger American Income & Growth                    11/15/88                                                   N/A
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Alliance VPF Growth & Income                       1/14/91                                                   7.96
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Alliance VPF Premier Growth                        6/26/92                                                   6.52
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Capital Appreciation                   4/05/93                                                   5.74
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap                              8/31/90                                                   8.34
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced                               9/13/93                                                   5.30
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                       9/13/93                                                   5.30
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth                            7/24/95                      N/A                          3.44
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
MFS VIT Growth with Income                        10/09/95                      N/A                          3.23
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
MFS VIT Research                                   7/26/95                      N/A                          3.44
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter UF Fixed Income         1/02/97                      N/A                          2.00

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter UF High Yield           1/02/97                      N/A                          2.00

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter UF International        1/02/97                      N/A                          2.00
Magnum

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust Managed(1)                  8/01/88                                                   N/A
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust Small Cap(2)                8/01/88                                                   N/A
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Transamerica  VIF Growth (3)                       2/26/69                                                   N/A
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Transamerica VIF Money Market                      1/01/98         N/A          N/A           N/A            N/A
----------------------------------------------------------------------------------------------------------------------


(1) On September 16th, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust, ( the Old Trust) was effectively divided into two investment funds - the Old Trust and the present OCC Accumulation Trust, (the Present Trust), at which time the Present Trust commenced operations. The total net assets of the managed portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the managed portfolio of the Present Trust reflect the performance of the managed portfolio of the Old Trust.

(2) On September 16th, 1994, an investment company which had commenced operations on August , 1988, called Quest for Value Accumulation Trust, (the Old Trust), was effectively divided into two investment funds - the Old Trust and the present OCC Accumulation Trust, (the Present Trust), at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.


(3)The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., is the successor to Separate Account Fund C of Transamerica Occidental Life Insurance Company, a management investment company funding variable annuities, through a reorganization on November 1, 1996. Accordingly, the performance data for the Transamerica VIF Growth Portfolio includes performance of its predecessor.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which a sub-account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    Table II

       Average Annual Total Returns for Periods Ending December 31, 1997,
                        Since Inception of the Portfolios
               Excluding Monthly Deductions And Surrender Charges

The following performance information is based on the periods that the portfolios have been in existence. The performance information is net of total portfolio expenses and all sub-account charges. The data does not reflect monthly deductions (charges) under the contracts or surrender charges.

----------------------------------------------------------------------------------------------------------------------
                                                                                           10 Year or
                                                                                          Life of the       Number
                                                                                         Portfolio (if        of
                                                                                          Less than 10   Years Since
                                                                                          Years Since     Portfolio
                                                                              5 Year       Portfolio      Inception
                                                                              Average      Inception)      (if Less
                  Sub-Account                     Portfolio   1 Year Total    Annual     Average Annual    than 10
               Investing in the                   Inception      Return        Total      Total Return      Years)
            Corresponding Portfolio                 Date                      Return
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Alger American Income & Growth                    11/15/88                                                   N/A
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Alliance VPF Growth & Income                       1/14/91                                                   7.96
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Alliance VPF Premier Growth                        6/26/92                                                   6.52
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Capital Appreciation                   4/05/93                                                   5.74
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap                              8/31/90                                                   8.34
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced                               9/13/93                                                   5.30
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                       9/13/93                                                   5.30
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth                            7/24/95                      N/A                          3.44
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
MFS VIT Growth with Income                        10/09/95                      N/A                          3.23
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
MFS VIT Research                                   7/26/95                      N/A                          3.44
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter UF Fixed Income         1/02/97                      N/A                          2.00

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter UF High Yield           1/02/97                      N/A                          2.00

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter UF International        1/02/97                      N/A                          2.00
Magnum

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust Managed(1)                  8/01/88                                                  10.42
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust Small Cap(2)                8/01/88                                                  10.42
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Transamerica  VIF Growth (3)                       2/26/69                                                   N/A
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Transamerica VIF Money Market                      1/01/98         N/A          N/A           N/A            N/A
----------------------------------------------------------------------------------------------------------------------


(1) On September 16th, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust, ( the Old Trust) was effectively divided into two investment funds - the Old Trust and the present OCC Accumulation Trust, (the Present Trust), at which time the Present Trust commenced operations. The total net assets of the managed portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the managed portfolio of the Present Trust reflect the performance of the managed portfolio of the Old Trust.

(2) On September 16th, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust, the Old Trust was effectively divided into two investment funds - the Old Trust and the present OCC Accumulation Trust, (the Present Trust) at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.


(3)The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., is the successor to Separate Account Fund C of Transamerica Occidental Life Insurance Company, a management investment company funding variable annuities, through a reorganization on November 1, 1996. Accordingly, the performance data for the Transamerica VIF Growth Portfolio includes performance of its predecessor.


Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

Performance information should be considered in light of:


       the investment objectives and policies,
       the characteristics and quality of the portfolio in which a sub-account invests, and the market conditions during the given time period.

 Performance information should not be considered as a representation of what may be achieved in the future.

                          DESCRIPTION OF TRANSAMERICA,
                              THE SEPARATE ACCOUNT
                                       AND
                                 THE PORTFOLIOS

Transamerica  Occidental Life Insurance  Company:  Transamerica  Occidental Life
Insurance Company, hereinafter referred to as Transmerica, is a stock life insurance company incorporated under the laws of the State of California in 1906. Transamerica is principally engaged in the sale of life insurance and annuity policies. Transamerica is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a direct subsidiary of Transamerica Corporation. The home office of Transamerica is 1150 South Olive Street, Los Angeles, California 90015.

The company is a charter member of the Insurance Marketplace Standards Association, or IMSA. Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.


The Separate Account: Transamerica Occidental Life Separate Account VUL-2, the separate account, was established by us as a separate account under the laws of the State of California, pursuant to resolutions adopted by our Board of Directors on June 11, 1996. The separate account is registered with the Securities and Exchange Commission, (the SEC or Commission) under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management of the investment practices or policies of the separate account.


The assets used to fund the variable part of the contracts are set aside in the separate account. The assets of the separate account are owned by Transamerica, but they are held separately from our other assets. Section 10506 of the California Insurance Code provides that the assets of a separate account are not chargeable with liabilities arising out of any other business operation of the insurance company, except to the extent provided in the contracts and policies. Income, gains and losses incurred on the assets in the separate account, whether or not realized, are credited to or charged against the separate account without regard to our other income, gains or losses. Therefore, the investment performance of the separate account is entirely independent of the investment performance of our general account assets or any other separate account maintained by us.

The  separate  account  currently  has  seventeen   sub-accounts  available  for
investment, each of which invests solely in a specific corresponding mutual fund portfolio. Changes to the sub-accounts may be made at our discretion.

The Portfolios: The portfolios are open-end management investment companies or portfolios of series, open-end management companies registered with the SEC under the 1940 Act and are usually referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios. Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws.

These portfolios are not the same as mutual funds that may have very similar names that are sold directly to the public. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio as retained assets.

     The  Sub-Accounts  Available  Under the  Contracts  Invest in the Following
     Portfolios:

Income and Growth Portfolio
              of
The Alger American Fund

The Growth and Income Portfolio,
                          &
The Premier Growth Portfolio
                         of
The Alliance Variable Products Series Fund, Inc.

The Capital Appreciation Portfolio,
                          &
The Small Cap Portfolio
                         of
The Dreyfus Variable Investment Fund

The Balanced Portfolio,
                         &
The Worldwide Growth Portfolio
                        of
The Janus Aspen Series

The Emerging Growth Series,
The Growth with Income Series,
                        &
The Research Series
                       of
The MFS Variable Insurance Trust

The Fixed Income Portfolio,
The High Yield Portfolio,
                         &
The International Magnum Portfolio
                        of

The Morgan Stanley Dean Witter Universal Funds, Inc.


The Managed Portfolio
                   &
The Small Cap Portfolio
                  of
The OCC Accumulation Trust

The Growth Portfolio
                   &
The Money Market Portfolio
                  of
Transamerica Variable Insurance Fund, Inc.

A summary of the investment objectives and policies of the portfolios is set forth below. Before investing, read carefully the prospectuses of the portfolios that accompany this prospectus. Statements of Additional Information for the portfolios are available without charge by contacting the Variable Life Service Center.

There is no guarantee that the investment objectives of the portfolios will be achieved. Contract Value may be more or less than the aggregate payments made to the contract. The management fees listed below are fees specified in the applicable advisory contract, that is, before any fee waivers. The portfolio's prospectuses contain more detailed information on the portfolio's investment objectives, restrictions, risks, expenses and advisers.

The Income and Growth Portfolio of the Alger American Fund seeks, primarily, a high level of dividend income. Capital appreciation is a secondary objective of the portfolio. Except during temporary defensive periods, the portfolio attempts to invest 100%, and it is a fundamental policy of the portfolio to invest at least 65% of its total assets in dividend paying equity securities. The adviser will favor securities it believes also offer opportunities for capital appreciation. The portfolio may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount, up to 100% of its assets, during temporary defensive periods.

Adviser:  Fred Alger Management, Inc.  Management Fee:  0.625%.

The Growth and Income Portfolio of the Alliance Variable Products Series Fund, Inc. seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for investment in common stock, investments in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks may be made by the portfolio. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions.

Adviser:  Alliance Capital Management L.P.  Management Fee:  0.625%.

The Premier Growth Portfolio of Alliance Variable Products Series Fund, Inc. seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The portfolio will invest predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that, in the judgment of the adviser, are likely to achieve superior earnings growth. These equity securities will consist of common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks. The portfolio investments in the 25 such companies most highly regarded at any point in time by the adviser will usually constitute approximately 70% of the portfolio's net assets. The portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies. The portfolio will, under normal circumstances, invest at least 85% of the value of its total assets in the equity securities of U.S. companies.

Adviser:  Alliance Capital Management L.P.  Management Fee:  1%.

The Capital Appreciation Portfolio of the Dreyfus Variable Investment Fund is a diversified portfolio, the primary investment objective of which is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. During periods which the sub-adviser determines to be of market strength, the portfolio acts aggressively to increase shareholder's capital by investing principally in common stocks of domestic and foreign issuers, common stocks with warrants attached and debt securities of foreign governments. The portfolio will seek investment opportunities generally in large capitalization companies, those with market capitalizations exceeding $500 million, which the sub-adviser believes have the potential to experience above average and predictable earnings growth.

Adviser:  The Dreyfus Corporation.
Sub-Adviser:  Fayez Sarofim & Co.
 Management Fee:  0.75%.

The Small Cap Portfolio of the Dreyfus Variable Investment Fund seeks to maximize capital appreciation. It seeks to achieve its objective by investing principally in common stocks. Under normal market conditions, the portfolio will invest at least 65% of its total assets in companies with market capitalizations of less than $1.5 billion at the time of purchase which the adviser believes to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.

Adviser:  The Dreyfus Corporation.
Management Fee:  0.75%.

The Balanced Portfolio of the Janus Aspen Series seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

     Adviser: Janus Capital Corporation. Management Fee: 0.75% of the first $300 million plus 0.70% of the next $200 million plus 0.65% of the assets over $500 million.

The Worldwide Growth Portfolio of the Janus Aspen Series seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.

     Adviser: Janus Capital Corporation. Management Fee: 0.75% of the first $300 million plus 0.70% of the next $200 million plus 0.65% of the assets over $500 million.

The Emerging Growth Series of the MFS Variable Insurance Trust seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the investment objective of long-term growth of capital. The investment policy is to invest primarily, that is, at least 80% of its assets under normal circumstances in common stocks of companies that the adviser believes are early in their life cycle but which have the potential to become major enterprises as emerging growth companies. While the portfolio will invest primarily in common stocks, the portfolio may, to a limited extent, seek appreciation in other types of securities such as fixed income securities, which may be unrated, convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The portfolio may invest in non-convertible fixed income securities rated lower than investment grade, commonly known as junk bonds, or in comparable unrated securities, when, in the opinion of the adviser, such an investment presents a greater opportunity for appreciation with comparable risk to an investment in investment grade securities.

Under normal market conditions the portfolio will invest not more than 5% of its nets assets in these securities. Consistent with its investment objective and policies described above, the portfolio may also invest up to 25%, and generally expects to invest not more than 15% of its net assets in foreign securities, including emerging market securities and Brady Bonds, which are not traded on a U.S. exchange.

Adviser:  Massachusetts Financial Services Company.
Management Fee:  0.75%.

The Growth with Income Series of the MFS Variable Insurance Trust seeks reasonable current income and long-term growth of capital and income. Under normal market conditions, the portfolio will invest at least 65% of its assets in equity securities of companies that are believed to have long-term prospects for growth and income. Equity securities in which the portfolio may invest include the following: common stocks, preferred stocks and preference (some other descriptor may have been intended here. E.H.) stock; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. Consistent with its investment objective and policies described above, the portfolio may also invest up to 75%, and generally expects to invest no more than 15% of its net assets in foreign securities, including emerging market securities and Brady Bonds, which are not traded on a U.S. exchange.

Adviser:  Massachusetts Financial Services Company.
Management Fee:  0.75%.

The Research Series of the MFS Variable Insurance Trust seeks long-term growth of capital and future income. The policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. Equity securities in which the portfolio may invest include the following: common stocks, preferred stocks, securities such as bonds, warrants or rights that are convertible into stocks and depository receipts for those securities.

These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies.


The portfolio's non-convertible debt investments, if any, may consist, of investment grade securities, and, with respect to no more than 10% of the portfolio's net assets, securities in the lower rated categories or securities which the adviser believes to be a similar quality to these lower rated securities, commonly known as junk bonds. Consistent with its investment objective and policies described above, the portfolio may also invest up to 20% of its net assets in foreign securities, including emerging market securities, which are not traded on a U.S.

exchange.

Adviser:  Massachusetts Financial Services Company.
Management Fee:   0.75%.


The Fixed Income Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. government and agencies securities, corporate bonds, mortgage backed securities, foreign bonds and other fixed income securities and derivatives. The portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.


     Adviser: Miller Anderson & Sherrerd, LLP. Management Fee: 0.40% of the first $500 million plus 0.35% of the next $500 million plus 0.30% of the assets over $1 billion.


The High Yield Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. seeks above-average total return over a market cycle of three to five years by investing primarily in high yield securities of U. S. and foreign issuers, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as junk bonds. The portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.


     Adviser: Miller Anderson & Sherrerd, LLP. Management Fee: 0.50% of the first $500 million plus 0.45% of the next $500 million plus 0.40% of the assets over $1 billion.


The International Magnum Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The countries in which the portfolio will invest are those comprising the Morgan Stanley Capital International EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (collectively, the EAFE countries). The portfolio may invest up to 5% of its total assets in securities of issuers domiciled in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the portfolio will be invested in equity securities of issuers in at least three different EAFE countries.

Adviser:  Morgan Stanley Dean Witter Asset Management Inc.

     Management Fee: 0.80% of the first $500 million plus 0.75% of the next $500 million plus 0.70% of the assets over $1 billion.

The Managed Portfolio of the OCC Accumulation Trust seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the adviser's assessments of the relative outlook for such investments. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the adviser deems it advisable in order to preserve capital. In addition, the portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

Adviser:  OpCap Advisors.
     Management Fee: 0.80% of the first $400 million plus 0.75% of the next $400 million plus 0.70% of the assets over $800 million.

The Small Cap Portfolio of the OCC Accumulation Trust seeks capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. Under normal circumstances at least 65% of the portfolio's assets will be invested in equity securities. The majority of securities purchased by the portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

     Adviser: OpCap Advisors. Management Fee: 0.80% of the first $400 million plus 0.75% of the next $400 million plus 0.70% of assets over $800 million.

The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., seeks long-term capital growth. Common stock, listed and unlisted, is the basic form of investment. The Growth Portfolio invests primarily in common stocks of growth companies that are considered by the sub-adviser to be premier companies. In the sub-adviser's view, characteristics of premier companies include one or more of the following: dominant market share; leading brand recognition; proprietary products or technology; low-cost production capability; and excellent management with shareholder orientation. The sub-adviser of the portfolio believes in long-term investing and places great emphasis on the sustainability of the above competitive advantages. Unless market conditions indicate otherwise, the sub-adviser also tries to keep the portfolio fully invested in equity-type securities and does not try to time stock market movements. When in the judgment of the sub-adviser market conditions warrant, the portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments. The portfolio may invest up to 10% of its assets in debt securities having a call on common stocks that are rated below investment grade.

     Adviser:  Transamerica  Occidental  Life  Insurance  Company.  Sub-Adviser:
     Transamerica Investment Services, Inc.
Management Fee:  0.75%.

     The Money Market  Portfolio of the  Transamerica  Variable  Insurance Fund,
     Inc. seeks to maximize current income from money market securities consistent with liquidity and the preservation of principal. The portfolio invests primarily in high quality U. S. dollar-denominated money market instruments with remaining maturities of 13 months or less, including: obligations issued or guaranteed by the U. S. and foreign governments and their agencies and instrumentalities; obligations of U. S. and foreign banks, or their foreign branches, and U. S. savings banks; short-term corporate obligations, including commercial paper, notes and bonds; other short-term debt obligations with remaining maturities of 397 days or less; and repurchase agreements involving any of the securities mentioned above. The portfolio may also purchase other marketable, non-convertible corporate debt securities of U. S. issuers. These investments include bonds, debentures, floating rate obligations, and issues with optional maturities.

     Adviser:  Transamerica  Occidental  Life  Insurance  Company.  Sub-Adviser:
     Transamerica Investment Services, Inc.
Management Fee:  0.35%.

If there is a material change in the investment objective or policy of a portfolio, we will notify you of the change. If you have contract value allocated to that portfolio, you may reallocate the contract value to another portfolio or to the fixed account without charge. For you to exercise your rights, we must receive your written request within 60 days of the later of the:

     effective date of the material change in the investment objective or policy; or

          receipt of the notice of your right to transfer.







THE CONTRACT

Applying For A Contract

Individuals wishing to purchase a contract must complete an application. We offer contracts to individuals 89 years old and under. For applications for second-to-die contracts, both proposed insureds must be 89 years old or under. After receiving a completed application from a prospective contract owner, we will begin underwriting to decide the insurability of the proposed insured. We may require medical examinations and other information before deciding insurability. We issue a contract only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

A prospective contract owner may make a payment at the time the application is completed. The payment must be at least $10,000 and at least 80% of the guideline single premium for the face amount requested. Under these circumstances, we will issue a conditional receipt which provides fixed conditional insurance, but not until after all its conditions are met. Included in these conditions are the completion of both parts of the application, to the extent required by our underwriting guidelines, completion of all underwriting requirements, and the proposed insured must be insurable under Transamerica's rules for insurance under the contract, in the amount, and in the underwriting class applied for in the application. After all conditions are met, the amount of fixed conditional insurance provided by the conditional receipt will be the amount applied for, up to a maximum of $250,000 for persons age 16 to 65 and insurable in a standard underwriting class, and up to $100,000 for all other ages and underwriting classes.

If you made the initial payment before the date we approve the application, we will allocate the payment to our fixed account within two business days of receipt of the payment at our Variable Life Service Center. If we are unable to issue the contract, the payment will be returned to the contract owner without interest.

If your application is approved and the contract is issued, we will allocate your contract value within two days of the date we approve your application according to your allocation instructions. However, if your contract provides for a full refund of payments under its right to cancel provision as required in your state, see THE CONTRACT - Free Look Right to Cancel. We will initially allocate your sub-account investments to the sub-account investing in the money market portfolio. We will reallocate all amounts according to your investment choices no later than the expiration of four calendar days plus the number of days under the state free look period. This period usually lasts for 10 days, but is longer in some circumstances.

If your initial payment is equal to the amount of the guideline single premium, the contract will be issued with the guaranteed death benefit rider at no additional cost. If the guaranteed death benefit rider is in effect on the final payment date, a guaranteed net death benefit will be provided thereafter unless the guaranteed death benefit rider is subsequently terminated. The guaranteed death benefit rider may be not available in all jursidictions.

Free Look Period

The contract provides for a free look period under the right to cancel provision. You have the right to examine and cancel your contract by returning it to us or to one of our representatives on or before the tenth day, or such later date as required in your state after you receive the contract.

If your contract provides for a full refund under its right to cancel provision as required in your state, your refund will be your entire payment. If your contract does not provide for a full refund, you will receive:

          Amounts allocated to the fixed account; plus

          The contract value in the sub-accounts; plus

          All fees, charges and taxes which have been imposed.

We may delay a refund of any payment made by check until the check has cleared your bank. Your refund will be determined as of the valuation date that the contract is received at our Variable Life Service Center.

Conversion Privilege
Within 24 months of the date of issue, you can convert your contract into a non-variable contract by transferring all contract value in the sub-accounts to the fixed account. The conversion will take effect at the end of the valuation period in which we receive, at our Variable Life Service Center, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate any future payments to the fixed account, unless you instruct us otherwise.

Payments

The contracts are designed for a large single payment to be paid by the contract owner on or before the date of issue. The minimum initial payment is $10,000. The initial payment is used to determine the face amount. The face amount will be determined by treating the payment as equal to 100% of the guideline single premium except as provided below.

You also indicate the desired face amount on the application. If the face amount specified exceeds 100% of the guideline single premium for the payment amount, the application will be amended and a contract with a higher face amount will be issued. If the face amount specified is less than 80% of the guideline single premium for the payment amount, the application will be amended and a contract with a lower face amount will be issued. The contract owner must agree to any amendment to the application.

Under our underwriting rules, the face amount must be based on 100% of the guideline single premium to be eligible for simplified underwriting and to qualify for the guaranteed death benefit rider.

Payments are payable to the company. Payments may be made by mail to our Variable Life Service Center or through our authorized representative. Any additional payment, after the initial payment, is credited to the sub-accounts or fixed account on the date of receipt at the Variable Life Service Center .

The contract limits the ability to make additional payments. Any additional payments may not cause total payments to exceed the maximum payment on the specifications pages of your contract. Additional payments may be accepted by us subject to our underwriting approval if the payment would increase the amount of the death benefit. No additional payment may be less than $10,000 without our consent except as necessary to keep a contract in force.

Total payments may not exceed the current maximum payment limits under federal tax law. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of a payment that is greater than that amount. However, we will accept a payment needed to prevent contract lapse during a contract year.

Allocation of Payments

In the application for your contract, you decide the initial allocation of the payment among the sub-accounts and the fixed account. You may allocate the payment to one or more of the sub-accounts and/or the fixed account. You may allocate payment among up to seventeen sub-accounts, plus the fixed account. The minimum amount that you may allocate to a sub-account or to the fixed account without our consent is 5.0% of the payment. Allocation percentages must be in whole numbers, for example, 33 1/3% may not be chosen, and must total 100%.

You may change the allocation of any future payment by written request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application. The policy of the company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the company may be liable for any losses from unauthorized or fraudulent instructions. We require that callers on behalf of a contract owner identify themselves by name and identify the contract owner by name, date of birth and social security number. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the Variable Life Service Center.

The contract value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. Review your allocations of contract value as market conditions and your financial planning needs change.

Transfer Privilege

At any time prior to the election of a benefit payment option, subject to our then current rules, you may transfer amounts among the sub-accounts or between a sub-account and the fixed account. You may not transfer that portion of the contract value held in the fixed account that secures a contract loan.

We will make transfers at your written request or telephone request, as described in THE CONTRACT - Allocation of Payments. Transfers are effected at the value next computed after receipt of the transfer order.

The first 18 transfers in a contract year are free. After that, we may deduct a transfer charge, not to exceed $25, from amounts transferred on each additional transfer in that contract year.

Transfers involving the fixed account are currently permitted only if:

     There has been at least a ninety day period since the last transfer from the fixed account; and

          The amount transferred from the fixed account in each transfer does not exceed the lesser of $100,000 or 25% of the contract value.

These limitations do not apply to automatic transfers from the fixed account you elect to make under the dollar cost averaging option.

You may apply for automatic transfers under either the dollar cost averaging, or DCS option or the automatic account rebalancing, or AAR option, by submitting your written request to our Variable Life Service Center. Transfers under either DCA or AAR are generally effective on the 15th day of each scheduled month. If your written request is received by us prior to the 15th of the month, your option may begin as early as the 15th of the month in which we receive your request. Otherwise, your option may begin as early as the 15th of the following month. You may cancel your election of an option by written request at any time with regard to future transfers. The DCA option and the AAR option may not be effective at the same time on your contract. If you elect one option and, at a later date, submit written request for the other option, your new written request will be honored, and the previously elected option will be automatically terminated.

Dollar Cost Averaging

This option allows you to systematically transfer a set dollar amount from a source account you select for your contract on a monthly, quarterly, or semi-annual basis to one or more sub-accounts. You may choose either the money market sub-account or the fixed account as your source account. The minimum amount of each DCA transfer from the source account is $100, and you may not have value in more than seventeen sub-accounts. The dollar cost averaging option is designed to reduce the risk of your purchasing units only when the price of the units is high, but you should carefully consider your financial ability to continue the option over a long enough period of time to purchase units when their value is low as well as when they are high. The DCA option does not assure a profit or protect against a loss. The DCA option will terminate automatically when the value of your source account is depleted.

There is no additional charge for electing the DCA option. Transfers to the fixed account are not permitted under the DCA option. Transfers from the fixed account as the source account will not be subject to the limitations on transfers from the fixed account. We reserve the right to terminate the DCA option at any time and for any reason.

Automatic Account Rebalancing, or AAR

Once your payments and requested transfers have been allocated among your sub-account choices, the performance of each sub-account may cause your allocation to shift such that the relative value of one or more sub-accounts is no longer consistent with your overall objectives. Under the automatic account rebalancing option, the balances in your selected sub-accounts can be restored to the allocation percentages you elect on your written request by transferring values among the sub-accounts. You may not have value in more than seventeen sub-accounts.

The minimum percentage allocation for each selected sub-account without our consent is 5%, and percentage allocations must be in whole numbers. The AAR option is available on a quarterly, semi-annual or annual basis. The minimum total amount of the transfers under the AAR option is $100 per scheduled date. If the total transfer amount would be less than $100, no transfer will occur on that scheduled date. The AAR option does not guarantee a profit or protect against a loss.

There is no additional charge for electing the AAR option. Transfers to or from the fixed account are not permitted under the AAR option. We reserve the right to terminate the AAR option at any time and for any reason.

The first automatic transfer for the elected option counts as one transfer toward the 18 free transfers allowed in each contract year. Each subsequent automatic transfer for the elected option is free, and does not reduce the remaining number of transfers that are free in a contract year.

The following transfers will not count toward the 18 free transfers:

         any transfers made for a conversion privilege;

         transfers to or from the money market sub-account during the free-look period if your contract provides for a full refund of payments under the free-look provision transfers because of a contract loan or a contract loan repayment; and,

         transfers because of a material change in investment policy.

Transfer Privileges Subject to Possible Limits

All of the transfer privileges described above are subject to our consent. We reserve the right to impose limits on transfers including, but not limited to the:

          Minimum amount that may be transferred;

     Minimum amount that may remain in a sub-account following a transfer from that sub-account;

          Minimum period between transfers involving the fixed account; and

          Maximum amounts that may be transferred from the fixed account.

These rules are subject to change by the company.

Death Benefit

If the contract is in force on the insured's death, we will, with due proof of death, pay the net death benefit to the named beneficiary. For second-to-die contracts, the net death benefit is payable on the death of the last surviving insured. There is no death benefit payable on the death of the first insured to die. We will normally pay the net death benefit within seven days of receiving due proof of the insured's death, but we may delay payment of net death benefits. The beneficiary may receive the net death benefit in a lump sum or under a benefit payment option, unless the benefit payment option has been restricted by the contract owner. The net death benefit is the amount of the death benefit reduced by certain amounts, as described below. The amount of the death benefit in some instances depends on whether the guaranteed death benefit rider is in effect on the contract at the time of the insured's death.

Guaranteed Death Benefit Rider

Not available in all jursidictions. If at the time of issue the contract owner has made payments equal to 100% of the guideline single premium, a guaranteed death benefit rider will be added to the contract at no additional charge, if the rider is available in your state. The contract will not lapse while the guaranteed death benefit rider is in force. The guaranteed death benefit rider will terminate and may not be reinstated on the first to occur of:

          Foreclosure of the outstanding loan;

          A request for a partial withdrawal or a loan after the final payment date; or,

          Your written request to terminate the rider.




Death Benefit and Net Death Benefit

Through the final payment date, the death benefit is equal to the greater of :

          the face amount; or

          the guideline minimum sum insured.

Through the final payment date, the net death benefit is:

          the death benefit, minus

          any outstanding loan, rider charges and monthly deductions due and unpaid through the contract month in which the Insured dies, as well as any unpaid partial withdrawals, withdrawal transaction fees, and applicable surrender charges.

If the guaranteed death benefit rider is in effect on the final payment date, and is not subsequently terminated, then the death benefit after the final payment date is the greater of:

          the face amount on the final payment date; or


      101% of the contract value the guideline minimum sum insured as of the date due proof of death is received by us.


The net death benefit after the final payment date if the guaranteed death benefit rider is in effect is:

          the death benefit, minus

          any outstanding loan, through the month in which the insured dies.


If the guaranteed death benefit rider is not in effect, then the death benefit after the final payment date is the guideline minimum sum insured as of the date due proof of death is received by us.


The net death benefit after the final payment date if the guaranteed death benefit rider is not in effect is:

          the death benefit, minus

          any outstanding loan, through the month in which the insured dies, as well as any unpaid partial withdrawals, withdrawal transaction fees, and applicable surrender charges.


Guideline Minimum Sum Insured

The guideline minimum sum insured is a percentage of the contract value as set forth in Appendix A - Guideline Minimum Sum Insured. The guideline minimum sum insured is computed based on federal income tax regulations to ensure that the contract qualifies as a life insurance contract and that the insurance proceeds generally will be excluded from the gross income of the beneficiary.

Illustration

In this illustration, assume that the insured is under the age of 40, and that there is no outstanding loan.

A contract with a $100,000 face amount will have a death benefit of at least $100,000. However, because the death benefit must be equal to or greater than 265% of contract value, if the contract value exceeds $37,736 the death benefit will exceed the $100,000 face amount. In this example, each dollar of contract value above $37,736 will increase the death benefit by $2.65. For example, a contract with a contract value of $50,000 will have a guideline minimum sum insured of $132,500 ($50,000 X 2.65); contract value of $60,000 will produce a guideline minimum sum insured of $159,000 ($60,000 X 2.65); and contract value of $75,000 will produce a guideline minimum sum insured of $198,750 ($75,000 X 2.65).

Similarly, if the contract value exceeds $37,736, each dollar taken out of the contract value will reduce the death benefit by $2.65. If, for example, the contract value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $159,000 to $132,500. If, however, the contract value multiplied by the applicable percentage from the table in Appendix A is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the insured's age increases. If the insured's age in the above example were, for example, 50, rather than between zero and 40, the applicable percentage would be 200%. The death benefit would not exceed the $100,000 face amount unless the contract value exceeded $50,000, rather than $37,736, and each dollar then added to or taken from contract value would change the death benefit by $2.00.

Option to Accelerate Death Benefits, Living Benefits Rider


Subject to state law and approval, you may elect to add the option to accelerate death benefits, the living benefits rider to your contract. This rider is only available for contracts providing insurance coverage on a single life. The rider is not available on second-to-die contracts. There is no direct charge for this rider. The rider allows you to receive a portion of the net death benefit while the insured is alive, subject to the conditions of the rider. You may submit a written request to receive the living benefit under this rider if the contract is in force and a qualified physician certifies that the insured has an illness or physical condition which is likely to result in the insured's death within 12 months. You may receive the living benefit either in a single sum or in 12 equal payments. The option may only be exercised once under the contract.

The amount you may receive is based on the option amount. The option amount is the portion of the death benefit you elect to apply under the rider as an accelerated death benefit. the option amount must be at least $25,000 and may not exceed the smallest of:

          one-half of the death benefit on the date the option is elected; or

          the amount that would reduce the face   amount to our current minimum
         issue limit; or

          $250,000.
The living benefit is the lump sum benefit under this rider and is the amount used to determine the monthly benefit under the rider. It is the actuarially calculated present value of the option amount adjusted to reflect the actuarial present value of lost future mortality charges and to reflect any outstanding loans. The methodology used in this calculation is on file with state departments of insurance, where required. Subject to state law, an expense charge of $150 will be deducted from the contract value if you exercise the option under this rider.

If you elect to exercise this option, your contract will be affected as follows:

          A portion of the outstanding loan will be deducted from the living benefit, while the remaining outstanding loan will continue in force;

The contract's death benefit will be decreased by the option amount; and

          The contract value will be reduced in the same proportion as the reduction in the death benefit.

The portion of the outstanding loan which will be deducted from the living benefit will equal the outstanding loan times the option amount divided by the death benefit.

There will be no surrender charges assessed on the reduction in contract value.

If you elect to exercise this option, we will provide you with a written statement of the effect exercising this option will have on the values in your contract, including the effect on the outstanding loan amount, the death benefit, and the surrender value. We will not distribute the living benefit to you until you authorize the distribution after we have provided this written statement.

The rider is intended to provide a qualified accelerated death benefit that is excludable from gross income for federal income tax purposes. Whether any tax liability may be incurred, however, depends upon a number of factors.

Contract Value

The contract value is the total value of your contract. It is the sum of:

          your accumulation in the fixed account, plus

          the value of your units in the sub-accounts.

There is no guaranteed minimum contract value. The contract value on any date depends on variables that cannot be predetermined.

Your contract value is affected by the:

          Amount of your payments;

          Interest credited in the fixed account;

          Investment performance of the sub-accounts you select;

          Partial withdrawals;

          Loans, loan repayments and loan interest paid or credited; and

          Charges and deductions under the contract.

Computing Contract Value

We compute the contract value on the date of issue and on each valuation date. On the date of issue, the contract value is:

your payment plus any interest earned during the period it was allocated to the fixed account, minus the monthly deductions due.

On each valuation date after the date of issue, the contract value is the sum of:

          accumulations in the fixed account, plus

          the sum of the products of:

               the number of units in each sub-account, times

               the value of a unit in each sub- account on the valuation date.

The Unit

We allocate each payment to the sub-accounts you selected. We credit allocations
to  the  sub-accounts  as  units.   Units  are  credited   separately  for  each
sub-account.



The number of units of each sub-account credited to the contract is the quotient of:

          that part of the payment allocated to the sub-account, divided by the dollar value of a unit on the valuation date the payment is received at our Variable Life Service Center. Prior to the end of the free-look period for your contract, however, different rules may apply.

The number of units will remain fixed unless changed by a split of unit value, transfer, transfer charge, loan, partial withdrawal or surrender. Also, monthly deductions taken from a sub-account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from valuation date to valuation date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the portfolio in which the sub-account invests. The value of each unit was set at $10.00 on the first valuation date of each sub-account, except that the value for the money market sub-account was set at $1.00.

The value of a unit on any valuation date is the product of:

          the dollar value of the unit on the preceding valuation date, times the net investment factor.

Net Investment Factor

The net investment factor measures the investment performance of a sub-account during the valuation period just ended. The net investment factor for each sub-account is the result of:

      The net asset value per share of a portfolio held in the sub-account determined at the end of the current valuation period; plus

      The per share amount of any dividend or capital gain distributions made by the portfolio on shares in the sub-account if the ex-dividend date occur during the current valuation period, divided by

      The net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period, minus the mortality and expense risk charge for each day in the valuation period at an annual rate of 0.80% of the daily net asset value of that sub-account.

The net investment factor may be more or less than one.

Benefit Payment Options

The net death benefit payable may be paid in a single sum or under one or more of the benefit payment options then offered by the company. Benefit payment options are paid from the general account and are not based on the investment experience of the separate account. These benefit payment options also are available at the maturity date or if the contract is surrendered. If no election is made, we will pay the net death benefit in a single sum.

Optional Insurance Benefits

You may add an optional insurance benefit to the contract by rider, as described in Appendix B - Optional Insurance Benefits. The cost of optional insurance benefits, if any, becomes part of the monthly insurance protection charge.

Surrender

You may surrender the contract and receive its surrender value. The surrender value is:

          the contract value, minus

          any outstanding loan and surrender charges.

We will compute the surrender value on the valuation date on which we receive your written request for surrender. We will deduct a surrender charge if you surrender the contract within nine full contract years of the date of issue. If you reinstate your contract, however, your surrender charges upon reinstatement will be the charges which applied on the date of default, and contract years will be adjusted accordingly. The surrender value may be paid in a lump sum or under a benefit payment option then offered by us. We will normally pay the surrender value within seven days following our receipt of your written request. We may delay benefit payments under the circumstances described in OTHER CONTRACT PROVISIONS - Delay of Benefit Payments.

The surrender value will generally be includible in gross income to the extent that the surrender value plus any outstanding loan at the time of surrender exceeds the tax basis in the contract. In addition, if the contract is a modified endowment contract, or MEC, a 10% federal tax penalty may apply to the taxable portion of the surrender value if the contract owner is less than 59 1/2 years old at the time of the distribution. See Taxation of the Contracts for important information about surrenders.

Partial Withdrawal

You may withdraw part of the contract value of your contract on written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the fixed account. If you do not provide allocation instructions, we will make a pro rata allocation. Each partial withdrawal must be at least $1,000. We will not allow a partial withdrawal if it would reduce the contract value below $10,000. The face amount is reduced proportionately based on the ratio of the amount of the partial withdrawal plus withdrawal transaction fees and applicable surrender charges to the contract value on the date of withdrawal.

On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the withdrawal transaction fee plus the applicable surrender charges. We will normally pay the partial withdrawal within seven days following our receipt of the written request. We may delay payment as described in OTHER CONTRACT PROVISIONS - Delay of Benefit Payments.

If the contract is considered a modified endowment contract or MEC, a partial withdrawal will be includible in gross income on an income-out-first basis. Additionally, a 10% federal tax penalty may apply to the taxable portion of a partial withdrawal if the contract owner is less than 59 1/2 years old at the time of the distribution. See Taxation of the Contracts for important information about partial withdrawals.


CHARGES AND DEDUCTIONS

The following charges will apply to your contract under the circumstances described. Some of these charges apply throughout the contract's duration.

Monthly Deductions

On the monthly processing date, the company will deduct an amount to cover charges and expenses incurred in connection with the contract. No monthly deductions will be taken after the final payment date or, for the distribution fee and the tax charge, after the end of the tenth contract year. This monthly deduction will be deducted by subtracting values from the fixed account accumulation and/or canceling units from each applicable sub-account in the ratio that the portion of the contract value in the sub-account bears to the contract value. The amount of the monthly deduction will vary from month to month. If the contract value is not sufficient to cover the monthly deduction which is due, the contract may lapse.

The monthly deduction is comprised of the following charges:

     Administration Charge: The company imposes a monthly charge at an annual rate of 0.30% of the contract value. This charge is to reimburse us for administrative expenses incurred in the administration of the contract. It is not expected to be a source of profit.


Monthly Insurance Protection Charge: Immediately after the contract is issued the death benefit will be greater than the payment. While the contract is in force, the death benefit generally will be greater than the payments. To enable us to pay this excess of the death benefit over the contract value, a monthly cost of insurance charge is deducted. This charge varies depending on the type of contract and the underwriting class of the insured. In no event will the current deduction for the cost of insurance exceed the guaranteed maximum insurance protection rates set forth in the contract. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, (age last birthday tobacco user or non-tobacco user). and the insured's sex (Mortality Table B for unisex contracts and Mortality Table D for second-to-die contracts) and age.. There are appropriate adjustments in the rates for non-standard ratings. The tables used for this purpose set forth different mortality estimates for males and females and for tobacco user and non-tobacco user. Any change in the insurance protection rates will apply to all insureds of the same age, sex and underwriting class whose contracts have been in force for the same period.


The underwriting class of an insured will affect the insurance protection rate. We currently place insureds into standard underwriting classes and non-standard underwriting classes. The underwriting classes are also divided into two categories: tobacco user and non-tobacco user. We will place insureds under the age of 18 at the date of issue in a standard or non-standard underwriting class. We will then classify the insured as a non-tobacco user when the insured reaches age 18.

We also charge different current monthly insurance protection rates depending upon whether the contract was issued based on simplified underwriting criteria or, instead, was issued based on full underwriting. For example, the rates charged for a standard, non-tobacco user underwriting class will differ between individuals in that class covered under contracts issued on a simplified underwriting basis compared to individuals in that class covered under contracts issued on a fully underwritten basis.


Simplified underwriting applies to all applications which meet all ofour simplified underwriting guidelines. These guidelines include:

      the insured ( the younger insured for second-to-die applications) is at least 35 years old but not older than 80 on the date of issue;

      the payment made is 100% of the guideline single premium;


     No adverse health conditions are Information disclosed on the application is consistent with our current simplified underwriting guidelines.


           Any application which does not meet all of the conditions listed above will be fully underwritten. We may change our simplified underwriting criteria at any time.

          Distribution Fee: During the first ten contract years, we make a monthly deduction to compensate us for a portion of the sales expenses which are incurred by us with respect to the contracts. This charge is equal to an annual rate of 0.40% of the contract value.

          Tax Charge: During the first ten contract years, we make a monthly deduction to partially compensate us for state and local premium taxes, and federal income tax treatment of deferred acquisition costs. This charge is equal to an annual rate of 0.20% of contract value. Premium tax rates vary from state to state and are a percentage of payments made by contract owners to us. Currently, rates in the fifty states and the District of Columbia range between 0.75% and 3.5%. Since we are subject to retaliatory tax, the effective premium tax for us typically ranges between 2.35% and 3.5%. Typically, we pay premium taxes, including retaliatory tax, in all jurisdictions, but the tax charge will be deducted, even if we are not subject to premium or retaliatory tax in a state. The company does not intend to profit from this charge.

     Rider Charges: any charges for riders are deducted monthly. Currently we do not impose any charges for riders available under the contract.

     Daily Deductions: We assess each sub-account with a charge for mortality and expense risks we assume. Portfolio expenses are also reflected in the separate account.

          Mortality and Expense Risk Charge: We impose a daily charge at an annual rate of 0.80% of the average daily net asset value of each sub-account. This charge compensates us for assuming mortality and expense risks for variable interests in the contracts.

          The mortality risk we assume is that insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the contracts will exceed those compensated by the administration charges in the contracts. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

          Portfolio Expenses: The value of the units of the sub-accounts will reflect the investment advisory fee and other expenses of the portfolios whose shares the sub-accounts purchase. The prospectuses and statements of additional information of the portfolios contain more information concerning the fees and expenses.

     No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes. See Taxation of the Contracts

          Surrender
          Charge

          The contract's contingent surrender charge is a deferred sales charge and an unrecovered tax charge. The deferred sales charge compensates us for distribution expenses, including commissions to our representatives, advertising and the printing of prospectuses and sales literature.

--------------------------- -------------------------- -------------------------- --------------------------
      Contract Year             Surrender Charge             Contract Year            Surrender Charge
--------------------------- -------------------------- -------------------------- --------------------------
--------------------------- -------------------------- -------------------------- --------------------------
            1                          9%                          6                         4%
--------------------------- -------------------------- -------------------------- --------------------------
--------------------------- -------------------------- -------------------------- --------------------------
            2                          8%                          7                         3%
--------------------------- -------------------------- -------------------------- --------------------------
--------------------------- -------------------------- -------------------------- --------------------------
            3                          7%                          8                         2%
--------------------------- -------------------------- -------------------------- --------------------------
--------------------------- -------------------------- -------------------------- --------------------------
            4                          6%                          9                         1%
--------------------------- -------------------------- -------------------------- --------------------------
--------------------------- -------------------------- -------------------------- --------------------------
            5                          5%                         10+                        0%
--------------------------- -------------------------- -------------------------- --------------------------


The surrender charge applies for nine contract years. See Reinstatement, however for how surrender charges and applicable contract years are adjusted if a contract is reinstated. We impose the surrender charge only if, during its duration, you request a full surrender or a partial withdrawal in excess of the free withdrawal amount.

Partial Withdrawal Costs -- Surrender Charges and Withdrawal Transaction Fees


A surrender charge may be deducted from contract value due to partial withdrawal. However, in any contract year, you may withdraw, without a surrender charge, up to:

          10% of the contract value, minus

          The total of any prior free withdrawals in the same contract year, free 10% withdrawal.


The right to make the free 10% withdrawal is not cumulative from contract year to contract year. For example, if only 8% of contract value were withdrawn in the second contract year, the amount you could withdraw in future contract years would not be increased by the amount you did not withdraw in the second contract year.

We impose any applicable surrender charge on any withdrawal greater than the free 10% withdrawal.

Currently,   we  do  not  impose  a  withdrawal   transaction  fee  for  partial
withdrawals. We reserve the right to impose a withdrawal transaction fee of 2.0% of the amount withdrawn, not to exceed $25.

Transfer Charges

The first 18 transfers in a contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that contract year. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer for the elected option counts as one transfer. Each future automatic transfer for the elected option is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of contract value is free and does not count as one of the 18 free transfers in a contract year:

          a conversion within the first 24 months from date of issue;

          a transfer to the fixed account to secure a loan;

          a transfer from the fixed account as a result of a loan repayment;

          a reallocation of value in the money market sub-account as described above under THE CONRACT - Applying for a Contract; and,

          A transfer made because of a material change in investment policy.

Contract Loans

You may borrow money secured by your contract value, both during and after the first contract year. The total amount you may borrow is the loan value. The maximum loan value is 90% of the result of contract value less surrender charges. Contract value equal to the outstanding loan will earn monthly interest in the fixed account at an annual rate of at least 4.0%.

The minimum loan amount is $1,000. The maximum loan amount is the loan value minus any outstanding loan. We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in OTHER CONTRACT PROVISIONS - Delay of Payments.

We will allocate the loan among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro rata allocation. We will transfer the portion of the contract value in each sub-account equal to the contract loan to the fixed account. We will not count this transfer as a transfer subject to the transfer charge.

Preferred Loan Option

Any portion of the outstanding loan that represents:

     1)   earnings in this contract,

     2) a loan from an exchanged life insurance policy that was carried over to this contract; or,

     3) the gain in the exchanged life insurance policy that was carried over to this contract may be treated as a preferred loan. The available percentage of the gain carried over from an exchanged policy, less any policy loan carried over, which will be eligible for preferred loan treatment is as follows:




------------------- ------------------ ------------------ ------------------ ---------------- ----------------
    Beginning           Unloaned           Beginning          Unloaned          Beginning        Unloaned
 of Contract Year    Gain Available    of Contract Year    Gain Available      of Contract    Gain Available
                                                                                  Year
------------------- ------------------ ------------------ ------------------ ---------------- ----------------
------------------- ------------------ ------------------ ------------------ ---------------- ----------------
        1                  0%                  6                 50%               11+             100%
------------------- ------------------ ------------------ ------------------ ---------------- ----------------
------------------- ------------------ ------------------ ------------------ ---------------- ----------------
        2                  10%                 7                 60%
------------------- ------------------ ------------------ ------------------ ---------------- ----------------
------------------- ------------------ ------------------ ------------------ ---------------- ----------------
        3                  20%                 8                 70%
------------------- ------------------ ------------------ ------------------ ---------------- ----------------
------------------- ------------------ ------------------ ------------------ ---------------- ----------------
        4                  30%                 9                 80%
------------------- ------------------ ------------------ ------------------ ---------------- ----------------
------------------- ------------------ ------------------ ------------------ ---------------- ----------------
        5                  40%                10                 90%
------------------- ------------------ ------------------ ------------------ ---------------- ----------------

The annual interest rate credited to the contract value securing a preferred loan will be at least 5.5%.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser and see TAXATION OF THE CONTRACTS.

Loan Interest Charged

Interest accrues daily at the annual rate of 6.0%. Interest is due and payable in arrears at the end of each contract year or for as short a period as the loan may exist. Interest not paid when due will be added to the outstanding loan by transferring the portion of the contract value equal to the interest due to the fixed account. The interest due will bear interest at the same rate.

Repayment of Outstanding Loan

You may pay any loans before contract lapse or foreclosure and before the maturity date. We will allocate that part of the contract value in the fixed account that secured a repaid loan to the sub-accounts and fixed account according to your instructions. If you do not make a repayment allocation, we will allocate contract value according to your most recent payment allocation instructions. However, loan repayments allocated to the separate account cannot exceed that portion of the contract value previously transferred from the separate account to secure the outstanding loan.

If the outstanding loan exceeds the contract value less the surrender charge, the outstanding loan will be in default and the contract will enter a grace period. We will mail a notice of default and minimum required payment to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the contract will terminate with no value.

Effect of Contract Loans

Contract loans will permanently affect the contract value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the contract value in the fixed account that secures the loan.

We will deduct any outstanding loan from the proceeds payable when the insured dies or from a surrender. If the outstanding loan on your contract exceeds the contract value minus surrender charges, the contract will be in default. There is no charge imposed solely because the contract goes into default. If you do not pay the required premium within the grace period, however, the contract will terminate without value.

If you have an outstanding loan, decreases in contract value, including decreases due to negative investment results in your sub-account allocations, these occurrences could result in default of your contract. If you have an outstanding loan and do not pay loan interest when due, unpaid interest will be added to your loan and will bear interest at the same rate. If your investment gains are not sufficient, the outstanding loan could be greater than your contract value minus surrender charges, resulting in your contract going into default.

In the event the contract lapses or is otherwise terminated while a loan is outstanding, the loan is foreclosed and this foreclosure will be treated as cash received from the contract for income tax purposes.

If the contract is considered a modified endowment contract, or MEC, a loan taken from the contract will be includible in gross income on an income-out-first basis. Additionally, a 10% federal tax penalty may apply to the taxable portion of a loan if the contract owner is less than 59 1/2 years old at the time of the distribution.

CONTRACT TERMINATION AND REINSTATEMENT

Contract Lapse and Termination

If the guaranteed death benefit rider is not in effect on your contract, the contract will lapse if, on a monthly processing date, the surrender value is less than the monthly deductions due. If the contract lapses, you will have a 62-day grace period in which to pay required premium. If sufficient premium is not paid by the end of the grace period, the contract will terminate without value.

If the guaranteed death benefit rider is in effect on your contract, the contract will not lapse. If the guaranteed death benefit rider is terminated, however, your contract may then lapse.

Additionally, whether the guaranteed death benefit rider is or is not in effect on the contract, if the outstanding loan at any time exceeds the contract value minus the surrender charges, the outstanding loan will be in default. If the outstanding loan goes into default, you will have a 62-day grace period in which to pay back the excess outstanding loan. If you do not pay back the excess outstanding loan by the end of the grace period, the loan will be foreclosed and the contract will terminate without value.

If the guaranteed death benefit rider is in effect on the contract, the guaranteed death benefit rider will terminate if the loan is foreclosed. Once terminated, the guaranteed death benefit rider may not be reinstated.

Reinstatement

A terminated contract may be reinstated:


          within three years, or such other time period required by state law of the date of default and before the final payment date or,


          before the maturity date, if the default occurred because the outstanding loan exceeded the contract value less surrender charges. The reinstatement takes effect on the monthly processing date following the date you submit to us:

          Written application for reinstatement;

     Evidence of insurability showing that the insured is insurable according to our current underwriting rules;

          A payment that is large enough to cover the cost of all contract charges and deductions that were due and unpaid during the grace period;

          A payment that is large enough to keep the contract in force for three months; and


      aA payment or reinstatement of any loan against the contract that existed at the end of the grace period.


Contracts which have been surrendered may not be reinstated. The guaranteed death benefit rider may not be reinstated.

Surrender Charge

For the purpose of measuring the surrender charge period, the contract will be reinstated as of the date of default. The surrender charge on the date of reinstatement is the surrender charge that would have been in effect on the date of default. The remaining period during which surrender charges apply, as well as the percentage charge applicable, will be adjusted accordingly.

Contract Value on Reinstatement

The contract value on the date of reinstatement is:

          the payment made to reinstate the contract and interest earned from the date the payment was received at our Variable Life Service Center; plus the contract value less any outstanding loan on the date of default; plus the monthly deductions due on the date of reinstatement.

You may reinstate any outstanding loan.

OTHER CONTRACT PROVISIONS

Contract Owner

The contract owner named on the specification pages of the contract is the insured unless another contract owner has been named in the application. As contract owner, you are entitled to exercise all rights under your contract while the insured is alive, with the consent of any irrevocable beneficiary.

Beneficiary

The beneficiary is the person or persons to whom the net death benefit is payable on the insured's death. Unless otherwise stated in the contract, the beneficiary has no rights in the contract before the insured dies. While the insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. An irrevocable beneficiary may only be changed with the consent of the irrevocable beneficiary. If no beneficiary is alive when the insured dies, the contract owner, or the contract owner's estate will be the beneficiary. If more than one beneficiary is alive when the insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the insured will pass to surviving beneficiaries proportionally, unless the contract owner has requested otherwise.

Assignment

You may assign a contract as collateral or make an absolute assignment. All contract rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the contract. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Variable Life Service Center. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

The Following Contract Provisions May Vary By State:

Limit on Right to Challenge the Contract

Except for fraud, unless such defense is prohibited by state law, or non-payment of premium, we cannot challenge the validity of your contract if the insured was alive after the contract has been in force for two years from the date of issue. This provision does not apply to any riders providing benefits specifically for disability or death by accident. We may also challenge the validity of your contract for two years from the effective date of:

     1)   any change in underwriting class that you request; and

     2)   any reinstatement.

Suicide

The net death benefit will not be paid if the insured commits suicide, while sane or insane, within two years from the date of issue. Instead, we will pay the beneficiary all payments made for the contract, without interest, less any outstanding loan and partial withdrawals.

Misstatement of Age or Sex

If the insured's age or sex is not correctly stated in the contract application, we will adjust the death benefit and the face amount under the contract to reflect the correct age and sex. The adjustment will be based upon the ratio of the maximum payment for the contract to the maximum payment for the contract issued for the correct age or sex. We will not reduce the death benefit to less than the guideline minimum sum insured. For a unisex contract, there is no adjusted benefit solely for misstatement of sex. No adjustment will be made if the insured dies after the final payment date, if the guaranteed death benefit rider is not in effect on the contract.

Delay of Payments

We may delay paying any amounts derived from a payment you made by check until the check has cleared your bank. Amounts payable from the separate account for surrender, partial withdrawals, net death benefit, contract loans and transfers may be postponed whenever:

          The New York Stock Exchange is closed other than customary weekend and holiday closings;

          The SEC restricts trading on the New York Stock Exchange; or

          The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the separate account's net assets.

We reserve the right to defer amounts payable from the fixed account. This delay may not exceed six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the fixed account used to make payments on contracts that we or our affiliates issue will not be delayed.

Taxation of the Contracts

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the contracts. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the contract owner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

The Company and the Separate Account

The company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the separate account. We do not currently charge for federal income taxes with respect to the separate account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the separate account.

Under current laws, the company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the separate account, we may charge for taxes paid or for tax reserves.

Taxation of the Contracts

We believe that the contracts described in this prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the contract value to the death benefit. As life insurance contracts, the net death benefits of the contracts are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the Internal Revenue Service ("IRS") on the issue, we believe that providing the same amount at risk after age 99 as is provided at age 99 should be sufficient to maintain the excludability of the death benefit after age 99. However, this lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in contract value is not taxable until received by you or your designee, but see Distribution Under Modified Endowment Contracts.

Federal tax law requires that the investment of each sub-account funding the contracts is adequately diversified according to Treasury regulations. We believe that the portfolios currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which contract owners may direct their investment assets to divisions of a separate investment account without being treated as the owner of such assets who is taxed directly on the income from such assets. Regulations may provide such guidance in the future. The contracts or our administrative rules may be modified as necessary to prevent a contract owner from being treated as the owner of any assets of the separate account who is taxed directly on their income.

A surrender, partial withdrawal, distribution, payment at maturity date, change in the face amount, lapse with contract loan outstanding, or assignment of the contract may have tax consequences. Within the first fifteen contract years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the contract may be taxable to the contract owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each insured, contract owner or beneficiary.

A life insurance contract is treated as a modified endowment contract, or MEC, if it otherwise meets the definition of life insurance under Code Section 7702 but either fails the "7-pay test" of Code Section 7702A or is received in exchange for a MEC. It is expected that most of the contracts will be MECs, except where a contract is issued as part of an exchange under Code Section 1035. Under Code Section 1035, an exchange of:

     (1) a life insurance contract entered into before June 21, 1988; or,

     (2) a life insurance contract that is not itself a MEC,


will not cause the contract to be treated as a MEC provided no additional payments are made to the contract and there is no increase in the death benefit as a result of the exchange.


Modified Endowment Contracts

Special rules described below apply to the tax treatment of loans and other distributions under any life insurance contract that is classified as a modified endowment contract or MEC under Section 7702A of the Code. A MEC is a life insurance contract that either fails the 7-pay test or is received in exchange for a MEC. In general, a contract will fail this 7-pay test if the cumulative premiums and other amounts paid for the contract: at any time during the first 7 contract years; (or during any subsequent 7-year test period resulting from a material change in the contract) exceed the sum of the net level premiums which would have been paid up to such time if the contract had provided for certain paid-up future benefits after the payment of 7 level annual premiums.

If to comply with this 7-pay test limit any premium amount is refunded with applicable interest no later than 60 days after the end of the contract year in which it is received, such refunded amount will be removed from the cumulative amount of premiums that is compared against such 7-pay test limit.


If there is any reduction in the contract's benefits (for example, upon a withdrawal, death benefit reduction or termination of a rider benefit), during a 7-pay test period, the contract will be retested retroactively from the start of such period by taking into account such reduced benefit level from such starting date.


Generally, any increase in death benefits or other material change in the contract may be treated as producing a new contract for 7-pay test purposes, requiring the start of a new 7-pay test period as of the date of such change.

Distributions Under Modified Endowment Contracts

Under Section 72(e)(10) of the Code:

      loans,
      withdrawals; and
      other distributions made prior to the insured's death under a MEC are includible in gross income on an income-out-first basis. The amount received is treated as allocable first to the income in the contract and then to a tax-free recovery of the contract's investment in the contract, or tax basis.


Generally, a contract's tax basis is equal to its total premiums less amounts recovered tax-free. To the extent that the contract's cash value, ignoring surrender charges except upon a full surrender, exceeds its tax basis, such excess constitutes its income in the contract.

However, under Code Section 72(e)(11)(A)(i), where more than one MEC has been issued to the same contract holder by the same insurer or an affiliate during a calendar year, all such MECs are aggregated for purposes of determining the amount of a distribution from any such MEC that is includible in gross income.

In addition, any amount includible in gross income from a MEC distribution is subject to a 10% penalty tax on premature distributions under Section 72(v) of the Code, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period.


Furthermore, under Section 72(e)(4)(A) of the Code, any loan, pledge, or assignment of, (or any agreement to assign or pledge) any portion of a MEC's cash value is treated as producing an amount received for purposes of these MEC distribution rules. It is unclear to what extent this assignment rule applies to a collateral assignment that does not secure a loan or pledge (for example, in certain split-dollar arrangements).


Under Code Section 7702A(d) the MEC distribution rules apply not only to all distributions made during the contract year, and later years in which the contract fails the 7-pay test, but also to any distributions made in anticipation of such failure, which is deemed to include any distributions made during the two years prior to such failure. The Treasury Department has not yet issued regulations or other guidance indicating what other distributions can be treated as made in anticipation of such a failure or how, that is, as of what date, should income in the contract be determined for purposes of any distribution that is deemed to be made in anticipation of a failure.

Contract Loans

As to contracts that are not MECs, Transamerica believes that non-preferred loans received under the contract will be treated as an indebtedness of the contract owner for federal income tax purposes. Under current law, these loans will not constitute income for the contract owner while the contract is in force. There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently from a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain.

Interest Disallowance

Under Section 264(a)(4) of the Code, as amended in 1997, interest on contract loans is generally nondeductible for a contract issued or materially changed after June 8, 1997. In addition, under Section 264(f) certain contracts under which a trade or business, other than a sole proprietorship or a business performing services as an employee, is directly or indirectly a beneficiary can subject a taxpayer's interest expense to partial disallowance, if the contract is issued or materially changed after June 8, 1997, to the extent such interest expense is allocable to the taxpayer's unborrowed cash values thereunder. You should consult your tax advisor on how the rules governing the non-deductibility of interest would apply in your individual situation.


Voting Rights

We are the legal owner of all portfolio shares held in the separate account and each sub-account. As the owner, we have the right to vote at a portfolio's shareholder meetings. However, to the extent required by federal securities laws and regulations, we will vote portfolio shares that each sub-account holds according to instructions received from contract owners with contract value in the sub-account. If any federal securities laws or regulations or their interpretation change to permit us to vote shares in our own right, we reserve the right to do so, whether or not the shares relate to the contracts.

We will provide each person having a voting interest in a portfolio with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the separate account that do not relate to the contracts.

We will compute the number of votes that a contract owner has the right to instruct on the record date established for the portfolio. This number is the quotient of:

         each contract owner's contract value in the sub-account, divided by the net asset value of one share in the portfolio in which the assets of the sub-account are invested.

We may disregard voting instructions contract owners initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. A change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or otherwise is improper under the objectives and purposes of the portfolios. If we do disregard voting instructions, we will include a summary of and reasons for that action in the next report to contract owners.

                       DIRECTORS AND PRINCIPAL OFFICERS OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

Nicki                                Bair* Senior Vice  President of TOLIC since
                                     1996.  Vice President of TOLIC from 1991 to
                                     1996.

Roy                                  Chong-Kit*   Senior  Vice   President   and
                                     Actuary of TOLIC since 1997. Vice President
                                     and  Actuary  of TOLIC  from  1995 to 1997.
                                     Actuary of TOLIC from 1988 to 1995.

Thomas                               J. Cusack*  Director,  Chairman,  President
                                     and Chief Executive  Officer of TOLIC since
                                     1997.   Director,   President   and   Chief
                                     Executive  Officer  of  TOLIC  since  1995.
                                     Senior  Vice   President  of   Transamerica
                                     Corporation   from   1993  to  1995.   Vice
                                     President  of  Corporate   Development   of
                                     General Electric Company from 1989 to 1993.

James W. Dederer, CLU*               Director,   Executive  Vice  President,  General  Counsel  and  Corporate
                                     Secretary of TOLIC since 1988.

George A. Foegele*****               Director  and  Senior  Vice  President;  President  and  Chief  Executive
                                     Officer of Transamerica Life Insurance Company of Canada.

David E. Gooding*                    Director and Executive Vice President of TOLIC since 1992.

Edgar H. Grubb****                   Director,  Executive  Vice  President  and  Chief  Financial  Officer  of
                                     Transamerica   Corporation   since  1993.   Senior  Vice   President   of
                                     Transamerica Corporation 1989-1993.

Frank C. Herringer****               Director,   President  and  Chief   Executive   Officer  of  Transamerica
                                     Corporation since 1991.

Daniel E. Jund, FLMI*                Senior Vice President of TOLIC since 1988.

Richard N. Latzer****                Director,   Senior  Vice  President  and  Chief  Investment   Officer  of
                                     Transamerica  Corporation  since  1989.  Director,  President  and  Chief
                                     Executive Officer of Transamerica Investment Services, Inc. since 1988.

Karen MacDonald* Director, Senior Vice President and Corporate Actuary of TOLIC since 1995.
                                     Senior Vice President and Corporate Actuary from 1992 to 1995.

Gary U. Rolle*                       Director,  Executive  Vice  President  and Chief  Investment  Officer  of
                                     Transamerica Investment Services, Inc. since 1981.

Larry Roy***                         Senior Vice  President  Sales and Marketing of  Transamerica  Corporation
                                     since 1994.

Paul E. Rutledge III***              Director  and  President,  Reinsurance  Division  since 1998.  President,
                 Life Insurance Company of Virginia, 1991-1997.


William N. Scott, CLU, FLMI** Senior Vice President of TOLIC since 1993. Vice President of
                                     TOLIC from 1988 to 1993.

T.                                   Desmond Sugrue* Director and Executive Vice
                                     President of TOLIC since 1997.  Senior Vice
                                     President  of  TOLIC  from  1996  to  1997.
                                     Self-employed  -  Consulting  from  1994 to
                                     1996. Employed at Bank of America from 1988 to 1993.

Claude W. Thau, FSA**                Senior Vice  President of TOLIC since 1996.  Vice President of TOLIC from
                                     1985 to 1996.


Nooruddin S. Veerjee, FSA*           President  of  Insurance   Products   Division   since  1997.   Director,
                                     President  of Group  Pension  Division of TOLIC  since 1993.  Senior Vice
                                     President of TOLIC from 1992 to 1993.  Vice  President of TOLIC from 1990 to 1992.

Ron                                  F. Wagley*  Senior Vice President and Chief
                                     Agency  Officer of TOLIC since  1993.  Vice
                                     President of TOLIC from 1989 to 1993.

Robert A. Watson****                 Director and Executive Vice President of Transamerica  Corporation  since
                                     1995.  President  and  Chief  Executive  Officer  Westinghouse  Financial
                                     Services, 1992-1995.

William R. Wellnitz, FSA*** Senior Vice President and Actuary of TOLIC since 1996. Vice
                                     President and Reinsurance Actuary of TOLIC from 1988 to 1996.

*The business address is 1150 South Olive Street, Los Angeles, California 90015. **The business address is 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106. ***The business address is 401 North Tryon Street, Charlotte, North Carolina 28202. ****The business address is 600 Montgomery Street, San Francisco, California 94111. *****The business address is 300 Consilium Place, Scarborough, Ontario, Canada M1H3G2.

Transamerica is insured under a broad manuscript fidelity bond program with coverage limits of $80,000,000. The lead underwriter is Capital CNA.

Distribution

Transamerica Securities Sales Corporation, or TSSC, acts as the principal underwriter and general distributor of the contract. TSSC is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, or NASD. TSSC was organized in 1986 under the laws of the state of Maryland. Broker-dealers sell the contracts through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the contract commissions based on a commission schedule, Broker-dealers may choose among available commission options. Each option includes a commission equal to a percentage of the payment made to the contract. Certain options also include a commission equal to a percentage of the unloaned contract value, or trail commission, paid quarterly beginning with the second contract year on in force contracts. Commission options provide for commissions of up to 8.0% of payments made, with no trail commissions, and lesser commissions on payments made but with trail commissions.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through:

         The distribution fee;

         The surrender charges; and

         Investment earnings on amounts allocated under contracts to the fixed account.

Commissions paid on the contract, including other incentives or payments, are not charged to the contract owners or the separate account.


Reports

We will maintain the records for the separate account. We will promptly send you statements of transactions under your contract, including:

          Payments;

          Transfers among sub-accounts and the fixed account;

          Partial withdrawals;

          Increases in loan amount or loan repayments;

          Lapse, loan default, or termination for any reason; and

          Reinstatement.

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the contract year. It will also set forth the status of the death benefit, contract value, surrender value, amounts in the sub-accounts and fixed account, and any contract loans. We will send you reports containing financial statements and other information for the separate account and the portfolios as the 1940 Act requires.

Services

The company receives fees from the investment advisers or other service providers of certain portfolios in return for providing certain services to contract owners.

Legal Proceedings

There are no pending legal proceedings involving the separate account or its assets. Transamerica is not involved in any litigation that is materially important to its total assets.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the sub-accounts. We may redeem the shares of a portfolio and substitute shares of another registered open-end management company, if:

          the shares of the portfolio are no longer available for investment; or

          in our judgment further investment in the portfolio would be improper based on the purposes of the separate account or the affected sub-account.

Where the 1940 Act or other law requires, we will not substitute any shares respecting a contract interest in a sub-account without notice to contract owners and prior approval of the SEC and state insurance authorities. The separate account may, as the law allows, purchase other securities for other contracts or allow a conversion between contracts on a contract owner's request.

We reserve the right to establish additional sub-accounts funded by a new portfolio or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.

Shares of the portfolios are issued to other separate accounts of Transamerica and its affiliates that fund variable annuity contracts and that fund other variable life contracts. This is referred to as mixed funding. ** Shares of the portfolios are also issued to other unaffiliated insurance companies. This is referred to as shared funding. ** It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life insurance contract owners or variable annuity contract owners. Transamerica does not believe that mixed funding is currently disadvantageous to either variable life insurance contract owners or variable annuity contract owners.

Transamerica will monitor events to identify any material conflicts because of mixed funding. If Transamerica concludes that separate portfolios should be established for variable life and variable annuity separate accounts, or for separate variable life separate accounts, we will bear the expenses.

We may change the contract to reflect a substitution or other change and will notify contract owners of the change. Subject to any approvals the law may require, the separate account or any sub-accounts may be:
          operated as a management company under the 1940 Act;

     deregistered under the 1940 Act if registration is no longer required; or

          combined with other sub-accounts or our other separate accounts.

Preparing for Year 2000

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the company's computer programs that have date-sensitive software may recognize a date using 00 as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoice or engage in similar normal business activities. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

The above is subject to the Year 2000 Readiness Disclosure Act. This act may limit your legal rights in the event of a dispute.

Further Information

We have filed a registration statement under the Securities Act of 1933 for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the contract and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

More Information About the Fixed Account

This prospectus serves as a disclosure document only for the aspects of the contract relating to the separate account. For complete details on the fixed account, read the contract itself. The fixed account and other interests in the general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the contract and the fixed account. The SEC has not reviewed the disclosures in this section of the prospectus.

General Description

You may allocate part or all of your payment to accumulate at a fixed rate of interest in the fixed account. The fixed account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the fixed account become part of our general account assets and are used to support insurance and annuity obligations.

Fixed Account Interest

We guarantee amounts allocated to the fixed account as to principal and a minimum rate of interest. The interest rates credited to the portion of contract value in the fixed account are set by us, but will never be less than 4% per year. We may establish higher interest rates, and the initial interest rates and the renewal interest rates may be different. We will guarantee initial interest rates on amounts allocated to the fixed account, either as payments or transfers, to the next contract anniversary. At each contract anniversary, we will credit the renewal interest rate effective on that date to money remaining in the fixed account. We will guarantee this rate for one year. The initial and the renewal interest rates do not apply to the portion of the contract value in the fixed account which secures any outstanding loan.

Transfers, Surrenders, Partial Withdrawals and Contract Loans

If a contract is surrendered or if a partial withdrawal is made, a surrender charge and/or withdrawal transaction fee may be imposed. We deduct partial withdrawals from contract value allocated to the fixed account on a last-in/first out basis. The first 18 transfers in a contract year are free. After that, we may deduct a transfer charge not to exceed $25 for each additional transfer in that contract year. The transfer privilege is subject to our consent and to our then current rules.

Contract loans may also be made from the contract value in the fixed account. We will credit that part of the contract value that is equal to any outstanding loan with interest at an effective annual yield of at least 4.0%. 5.5% is the interest rate for preferred loans.

We may delay transfers, surrenders, partial withdrawals, net death benefits and contract loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the fixed account used to make payments on contracts that we or our affiliates issue will not be delayed.

Independent Auditors


The consolidated financial statements of Transamerica at December 31, 1998, have been audited by Ernst & Young LLP, 515 South Flower Street, Los Angeles, California 90071, independent auditors, as set forth in their report appearing elsewhere herein, and are included in reliance on such report given upon the authority of such firm as experts in accounting and auditing. There are no audited financial statements for the separate account since it had not commenced operations as of December 31, 1998.


Financial Statements


Financial Statements for Transamerica are included in this prospectus, starting on the next page. Transamerica Occidental Life Separate Account VUL-2 had not commenced operations as of December 31, 1998, and, therefore, no financial statement is included for the Separate account.

The financial statements of Transamerica should be considered on as bearing upon our ability to meet our obligations under the Contract. They should not be considered as bearing on the investment performance of the Separate Account.

                APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE

The guideline minimum sum insured is a percentage of the Contract Value as set forth below. The percentages in the table are at least equal to the minimum percentages required by federal income tax regulations.


                       Guideline Minimum Sum Insured Table

                    Attained Age            Percentage            Attained Age           Percentage
                     40 or less                265%                    64                   137%
                         41                    258%                    65                   135%
                         42                    251%                    66                   134%
                         43                    244%                    67                   133%
                         44                    237%                    68                   132%
                         45                    230%                    69                   131%
                         46                    224%                    70                   130%
                         47                    218%                    71                   128%
                         48                    212%                    72                   126%
                         49                    206%                    73                   124%
                         50                    200%                    74                   122%
                         51                    193%                   75-85                 120%
                         52                    186%                    86                   118%
                         53                    179%                    87                   116%
                         54                    172%                    88                   114%
                         55                    165%                    89                   112%
                         56                    161%                    90                   110%
                         57                    157%                    91                   108%
                         58                    153%                    92                   106%
                         59                    149%                  93 -95                 105%
                         60                    145%                    96                   104%
                         61                    143%                    97                   103%
                         62                    141%                    98                   102%
                         63                    139%                  99-115                 101%






The guideline minimum sum insured percentage for contracts issued subject to the jurisdiction of Florida is 100% (rather than 101%) for attained ages 100-115.

                    APPENDIX B -- OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by rider. For more information, contact your representative. Certain riders may not be available in all states.

OPTION TO ACCELERATE DEATH BENEFITS (LIVING BENEFITS RIDER - SPVUL)

This rider allows the Contract Owner to elect to receive part of the net death benefit under the Contract prior to the Insured's death if the Insured becomes terminally ill, as defined in the rider. This rider is not available on Second-to-Die Contracts.

SECTION 1035 RIDER

This rider provides preferred loan rates to: (a) any outstanding loan carried over from an exchanged policy, the proceeds of which are applied to purchase the Contract; and (b) a percentage of the gain under the exchanged policy, less the outstanding policy loans carried over to the Contract, as of the date of exchange.

GUARANTEED DEATH BENEFIT RIDER (SPVUL)

If the Contract Owner pays 100% of the guideline single premium for the Contract, this rider will be added to the Contract without additional charge. If the rider is in effect, the Contract will not lapse through the final payment date. After the final payment date, if the rider is in effect and is not subsequently terminated, the rider provides that the death benefit after the final payment date is the GREATER of (a) the face amount as of the final payment date or (b) the guideline minimum sum insured as of the date due proof of death is received by the Company. The net death benefit under the rider after the final payment date is the death benefit REDUCED by the outstanding loan, if any, through the Contract month in which the Insured dies. The rider may terminate under certain circumstances and, once terminated, may not be reinstated.

                      APPENDIX C - BENEFIT PAYMENT OPTIONS

The following definitions apply to this description of benefit payment options:

DESIGNATED INDIVIDUAL: a person specified by the payee upon whose life expectancy a benefit payment option amount is based and upon whose life continued payments depend. If the payee is the Contract Owner, the designated individual may be the Insured, or if applicable, another living individual. If the payee is the beneficiary, the designated individual may be the beneficiary or another living individual.

PAYEE: the person with the right to elect an available benefit payment option and to receive the payments under a benefit payment option. The Contract Owner is the payee under the benefit payment option if the option is elected as a method of receiving surrender or maturity proceeds. The beneficiary is the payee under a benefit payment option elected as a method of receiving net death benefits.


BENEFIT PAYMENT OPTIONS -- When the Insured dies, we will pay the net death benefit in a lump sum unless you or the beneficiary choose a benefit payment option. You may choose a benefit payment option while the Insured is living. The beneficiary may choose a benefit option after the Insured has died. The beneficiary's right to choose will be subject to any benefit payment option restrictions in effect at the Insured's death. You may also choose one of these options as a method of receiving the surrender or maturity proceeds, if any are available under the Contract. When we receive a satisfactory written request, we will pay the benefit according to one of these options.

The amounts payable under a benefit payment option are paid from the Fixed Account. These amounts are not based on the investment experience of the Separate Account.

OPTION A: INSTALLMENT FOR A GUARANTEED PERIOD -- We will pay equal installments for a guaranteed period of from one to thirty years. Each installment will consist of part benefit and part interest. We will pay the installments monthly, quarterly, semi-annually or annually, as requested.

OPTION B: INSTALLMENTS FOR LIFE WITH A GUARANTEED PERIOD -- We will pay equal monthly installments as long as the designated individual is living, but we will not make payments for less than the guaranteed period the payee chooses. The guaranteed period may be either 10 years or 20 years. We will pay the installments monthly.

OPTION C: BENEFIT DEPOSITED WITH INTEREST -- We will hold the benefit on deposit. It will earn interest at the annual interest rate we are paying as of the date of death, surrender or maturity. We will not pay less than 2 1/2% annual interest. We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested. The payee may withdraw part or all of the benefit and earned interest at any time.

OPTION D: INSTALLMENTS OF A SELECTED AMOUNT -- We will pay installments of a selected amount until we have paid the entire benefit and accumulated interest.

OPTION E: ANNUITY -- We will use the benefit as a single payment to buy an annuity. The annuity may be payable based on the life of one or two designated individuals. It may be payable for life with or without a guaranteed period, as requested. The annuity payment will not be less than what our current annuity contracts are then paying.


                                       C-1
GENERAL -- The payee may arrange any other method of benefit as long as we agree to it. There must be at least $10,000 available for any option and the amount of each installment must be at least $100. If the benefit amount is not enough to meet these requirements, we will pay the benefit in a lump sum.

Installments which vary by age of the designated individual will be determined based on the age nearest birthday of the designated individual on the date of death, maturity, or surrender. If the net death benefit is payable, the benefit payment option starting date is the date of death of the Insured. For purposes of policy maturity or surrender, the date the written request is received in the Variable Life Service Center is the benefit payment option starting date.

The first installment due under any option will be for the period beginning as of the date of death, maturity or surrender. Any unpaid balance we hold under Options A, B or D will earn interest at the rate we are paying at the time of settlement. We will not pay less than 3% annual interest. Any benefit we hold will be combined with our general assets.

If the payee does not live to receive all guaranteed payments under Options A, B, D or E or any amount deposited under Option C, plus any accumulated interest, we will pay the remaining benefit as scheduled to the payee's estate. The payee may name and change a successor payee for any amount we would otherwise pay the payee's estate.

          APPENDIX D -- ILLUSTRATIONS OF DEATH BENEFIT, CONTRACT VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which a Contract's death benefit and Contract Value could vary over an extended period.

ASSUMPTIONS

The tables illustrate the following Contracts:

1. A Contract issued to a male, Age 55, under a standard underwriting class and qualifying for the non-tobacco user discount, issued based on simplified underwriting criteria;
2. A Contract issued to a male, Age 55, under a standard underwriting class and qualifying for the non-tobacco user discount, issued on a fully underwritten basis;
3. A Second-to Die Contract issued to a male, Age 55 and to a female, Age 55, each Insured qualifying for a standard underwriting class and the non-tobacco user discount, issued based on simplified underwriting criteria;
4. A Second-to-Die Contract issued to a male, Age 55 and to a female, Age 55, each Insured qualifying for a standard underwriting class and the non-tobacco user discount, issued based on a fully underwritten basis;
5. A Contract issued to a male, Age 65, under a standard underwriting class and qualifying for the non-tobacco user discount, issued based on simplified underwriting criteria simplified underwriting criteria;
6. A Contract issued to a male, Age 65, under a standard underwriting class and qualifying for the non-tobacco user discount, issued on a fully underwritten basis;
7. A Second-to-Die Contract issued to a male, Age 65 and to a female, Age 65, each Insured qualifying for a standard underwriting class and the non-tobacco user discount, issued based on simplified underwriting criteria; and
8. A Second-to-Die Contract issued to a male, Age 65 and to a female, Age 65, each Insured qualifying for a standard underwriting class and the non-tobacco user discount, issued based on a fully underwritten basis.

The tables illustrate Contract Values based on the assumptions that no Contract loans have been made, that no partial withdrawals have been made, and that no more than 18 transfers have been made in any Contract year (so that no transaction fee or transfer charges have been incurred). On request, we will provide a comparable illustration based on the proposed Insured's age, sex, and underwriting class, and a specified payment.

The tables assume that the single payment is allocated to and remains in the Separate Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equal to constant gross annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount that would accumulate if the single payment was invested to earn interest (after taxes) at 5% compounded annually.

The Contract Values and death benefit would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below the averages for individual Contract years. The values would also be different depending on the allocation of the Contract's total Contract Value among the sub-accounts, if the rates of return averaged 0%, 6% or 12%, but the rates of each portfolio varied above and below the averages.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future the charges are made,


                                       D-1

to produce illustrated death benefits and Contract Value, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

DEDUCTIONS FOR CHARGES

The amounts shown for the death proceeds and Contract Values take into account the monthly deductions from Contract Value: (1) the administration charge equivalent to 0.30% on an annual basis; (2) the tax charge equivalent to 0.20% on an annual basis, deducted during the first ten Contract years; and (3) the distribution fee equivalent to 0.40% on an annual basis, deducted during the first ten Contract years. The amounts shown for the death proceeds and the Contract Values also take into account the daily charge against the sub-accounts for mortality and expense risks equivalent to 0.80% on an annual basis.

EXPENSES OF THE PORTFOLIOS

The amounts shown in the tables also take into account the portfolio management fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the portfolios. The rate of 0.85% is the simple average of the total portfolio annual expenses for all of the portfolios as shown in the Portfolio Expenses table in the prospectus. The fees and expenses of each portfolio vary, and, in 1997, ranged from an annual rate of 0.70% to an annual rate of 1.15% of average daily net assets. Some of these expenses reflect expense waivers or reimbursements by the portfolios' advisers as discussed in Note(1) to the Portfolio Expenses table. As discussed in Note
(1) to the Portfolio Expenses table, such waivers or reimbursements continued for 1998, except for Alliance VPF Premier Growth. It is not known if such waivers or reimbursements will continue for 1999. Without these expense waivers or reimbursements, if applicable, the expenses for the portfolio would be higher and the simple average would have been at the annual rate of 1.08% of average daily net assets. The fees and expenses associated with the Contract may be more or less than 0.85% in the aggregate, depending upon how you make allocations of the Contract Value among the sub-accounts.

NET ANNUAL RATES OF INVESTMENT

Taking into account the Separate Account mortality and expense risk charge of 0.80%, and the assumed 0.85% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.65%, 4.35% and 10.35%, respectively.


UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE AND UNDERWRITING CLASSIFICATION, THE SINGLE PAYMENT AMOUNT, AND THE ALLOWABLE REQUESTED FACE AMOUNT.

       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

                                                                                           Male, Non-Tobacco User, Age 65
                                                                                          Female, Non-Tobacco User, Age 65
                                                                                                    Standard Underwriting Class
                                                                                          Full Underwriting Criteria
                                                                                                              Face Amount:  $573,372

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1     $210,000  $176,819  $194,819  $573,372  $188,710  $206,710 $573,372  $200,600  $218,600   $573,372
               2     $220,500  $173,508  $189,508  $573,372  $197,375  $213,375 $573,372  $222,678  $238,678   $573,372
               3     $231,525  $170,341  $184,341  $573,372  $206,220  $220,220 $573,372  $246,498  $260,498   $573,372
               4     $243,101  $167,316  $179,316  $573,372  $215,285  $227,285 $573,372  $272,314  $284,314   $573,372
               5     $255,256  $164,427  $174,427  $573,372  $224,577  $234,577 $573,372  $300,308  $310,308   $573,372
               6     $268,019  $161,672  $169,672  $573,372  $234,102  $242,102 $573,372  $330,677  $338,677   $573,372
               7     $281,420  $159,046  $165,046  $573,372  $243,869  $249,869 $573,372  $363,640  $369,640   $573,372
               8     $295,491  $156,547  $160,547  $573,372  $253,885  $257,885 $573,372  $399,434  $403,434   $573,372
               9     $310,266  $154,170  $156,170  $573,372  $264,158  $266,158 $573,372  $438,318  $440,318   $573,372
              10     $325,779  $151,912  $151,912  $573,372  $274,696  $274,696 $573,372  $480,574  $480,574   $586,300
              11     $342,068  $148,809  $148,809  $573,372  $285,501  $285,501 $573,372  $528,196  $528,196   $633,835
              12     $359,171  $145,769  $145,769  $573,372  $296,731  $296,731 $573,372  $580,537  $580,537   $696,645
              13     $377,130  $142,792  $142,792  $573,372  $308,403  $308,403 $573,372  $638,065  $638,065   $765,678
              14     $395,986  $139,875  $139,875  $573,372  $320,534  $320,534 $573,372  $701,294  $701,294   $841,553
              15     $415,786  $137,018  $137,018  $573,372  $333,141  $333,141 $573,372  $770,788  $770,788   $924,946
              16     $436,575  $134,219  $134,219  $573,372  $346,245  $346,245 $573,372  $847,169  $847,169  $1,016,603
              17     $458,404  $131,477  $131,477  $573,372  $359,864  $359,864 $573,372  $931,118  $931,118  $1,117,342
              18     $481,324  $128,792  $128,792  $573,372  $374,019  $374,019 $573,372  $1,023,387$1,023,387$1,228,064
              19     $505,390  $126,161  $126,161  $573,372  $388,731  $388,731 $573,372  $1,124,799$1,124,799$1,349,759
              20     $530,660  $123,584  $123,584  $573,372  $404,021  $404,021 $573,372  $1,236,260$1,236,260$1,483,512

            Age 60      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 65      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 70   $255,256  $164,427  $174,427  $573,372  $224,577  $234,577 $573,372  $300,308  $310,308   $573,372
            Age 75   $325,779  $151,912  $151,912  $573,372  $274,696  $274,696 $573,372  $480,574  $480,574   $586,300
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


(1) Assumes a single payment of $200,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.






  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

                                                                                           Male, Non-Tobacco User, Age 65
                                                                                          Female, Non-Tobacco User, Age 65
                                                                                                    Standard Undwriting Class
                                                                                          Full Underwriting Criteria
                                                                                                    Face Amount:  $573,372

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1     $210,000  $176,819  $194,819  $573,372  $188,710  $206,710 $573,372  $200,600  $218,600   $573,372
               2     $220,500  $173,489  $189,489  $573,372  $197,375  $213,375 $573,372  $222,678  $238,678   $573,372
               3     $231,525  $169,938  $183,938  $573,372  $205,942  $219,942 $573,372  $246,345  $260,345   $573,372
               4     $243,101  $166,090  $178,090  $573,372  $214,353  $226,353 $573,372  $271,736  $283,736   $573,372
               5     $255,256  $161,850  $171,850  $573,372  $222,536  $232,536 $573,372  $299,007  $309,007   $573,372
               6     $268,019  $157,097  $165,097  $573,372  $230,402  $238,402 $573,372  $328,337  $336,337   $573,372
               7     $281,420  $151,671  $157,671  $573,372  $237,835  $243,835 $573,372  $359,940  $365,940   $573,372
               8     $295,491  $145,356  $149,356  $573,372  $244,677  $248,677 $573,372  $394,073  $398,073   $573,372
               9     $310,266  $137,881  $139,881  $573,372  $250,736  $252,736 $573,372  $431,071  $433,071   $573,372
              10     $325,779  $128,924  $128,924  $573,372  $255,789  $255,789 $573,372  $471,384  $471,384   $575,088
              11     $342,068  $116,852  $116,852  $573,372  $259,178  $259,178 $573,372  $516,368  $516,368   $619,642
              12     $359,171  $102,428  $102,428  $573,372  $261,151  $261,151 $573,372  $565,100  $565,100   $678,120
              13     $377,130   $85,155   $85,155  $573,372  $261,409  $261,409 $573,372  $617,723  $617,723   $741,267
              14     $395,986   $64,425   $64,425  $573,372  $259,583  $259,583 $573,372  $674,370  $674,370   $809,244
              15     $415,786   $39,431   $39,431  $573,372  $255,185  $255,185 $573,372  $735,127  $735,127   $882,152
              16     $436,575   $9,065    $9,065   $573,372  $247,541  $247,541 $573,372  $799,996  $799,996   $959,995
              17     $458,404     $0        $0        $0*    $235,720  $235,720 $573,372  $868,871  $868,871  $1,042,646
              18     $481,324     $0        $0        $0*    $218,430  $218,430 $573,372  $941,509  $941,509  $1,129,811
              19     $505,390     $0        $0        $0*    $193,921  $193,921 $573,372  $1,017,529$1,017,529$1,221,035
              20     $530,660     $0        $0        $0*    $159,825  $159,825 $573,372  $1,096,424$1,096,424$1,315,708
            Age 60      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 65      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 70   $255,256  $161,850  $171,850  $573,372  $222,536  $232,536 $573,372  $299,007  $309,007   $573,372
            Age 75   $325,779  $128,924  $128,924  $573,372  $255,789  $255,789 $573,372  $471,384  $471,384   $575,088
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


(1) Assumes a single payment of $200,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.

* If the Guaranteed Death Benefit Rider is in effect on the Contract, the death benefit will be $573,372 based on the assumptions for this illustration.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

                                                                                           Male, Non-Tobacco User, Age 55
                                                                                                    Standard Underwriting Class
                                                                                          Full Underwriting Criteria
                                                                                                              Face Amount:  $440,037


             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1     $157,500  $131,973  $145,473  $440,037  $140,848  $154,348 $440,037  $149,723  $163,223   $440,037
               2     $165,375  $129,083  $141,083  $440,037  $146,823  $158,823 $440,037  $165,612  $177,612   $440,037
               3     $173,644  $126,326  $136,826  $440,037  $152,927  $163,427 $440,037  $182,769  $193,269   $440,037
               4     $182,326  $123,697  $132,697  $440,037  $159,164  $168,164 $440,037  $201,306  $210,306   $440,037
               5     $191,442  $121,192  $128,692  $440,037  $165,539  $173,039 $440,037  $221,346  $228,846   $440,037
               6     $201,014  $118,809  $124,809  $440,037  $172,055  $178,055 $440,037  $243,019  $249,019   $440,037
               7     $211,065  $116,542  $121,042  $440,037  $178,716  $183,216 $440,037  $266,471  $270,971   $440,037
               8     $221,618  $114,390  $117,390  $440,037  $185,527  $188,527 $440,037  $291,858  $294,858   $440,037
               9     $232,699  $112,347  $113,847  $440,037  $192,493  $193,993 $440,037  $319,351  $320,851   $445,983
              10     $244,334  $110,412  $110,412  $440,037  $199,616  $199,616 $440,037  $349,136  $349,136   $478,316
              11     $256,551  $107,940  $107,940  $440,037  $207,053  $207,053 $440,037  $382,966  $382,966   $517,004
              12     $269,378  $105,524  $105,524  $440,037  $214,767  $214,767 $440,037  $420,075  $420,075   $562,900
              13     $282,847  $103,162  $103,162  $440,037  $222,769  $222,769 $440,037  $460,779  $460,779   $612,836
              14     $296,990  $100,853  $100,853  $440,037  $231,069  $231,069 $440,037  $505,428  $505,428   $667,165
              15     $311,839   $98,595   $98,595  $440,037  $239,677  $239,677 $440,037  $554,403  $554,403   $726,268
              16     $327,431   $96,388   $96,388  $440,037  $248,607  $248,607 $440,037  $608,123  $608,123   $790,560
              17     $343,803   $94,231   $94,231  $440,037  $257,869  $257,869 $440,037  $667,049  $667,049   $853,823
              18     $360,993   $92,121   $92,121  $440,037  $267,477  $267,477 $440,037  $731,685  $731,685   $921,923
              19     $379,043   $90,059   $90,059  $440,037  $277,442  $277,442 $440,037  $802,584  $802,584   $995,204
              20     $397,995   $88,043   $88,043  $440,037  $287,779  $287,779 $440,037  $880,353  $880,353  $1,074,030

            Age 60   $191,442  $121,192  $128,692  $440,037  $165,539  $173,039 $440,037  $221,346  $228,846   $440,037
            Age 65   $244,334  $110,412  $110,412  $440,037  $199,616  $199,616 $440,037  $349,136  $349,136   $478,316
            Age 70   $311,839   $98,595   $98,595  $440,037  $239,677  $239,677 $440,037  $554,403  $554,403   $726,268
            Age 75   $397,995   $88,043   $88,043  $440,037  $287,779  $287,779 $440,037  $880,353  $880,353  $1,074,030
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


(1) Assumes a single payment of $150,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.

       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT


                                                                                           Male, Non-Tobacco User, Age 55
                                                                                          Female, Non-Tobacco User, Age 55
                                                                                              Standard Underwriting Class
                                                                                          Simplified Underwriting Criteria
                                                                                          Face Amount:  $343,811

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1      $78,750   $66,337   $73,087  $343,811   $70,797  $77,547  $343,811   $75,256   $82,006   $343,811
               2      $82,688   $65,191   $71,191  $343,811   $74,148  $80,148  $343,811   $83,635   $89,635   $343,811
               3      $86,822   $64,051   $69,301  $343,811   $77,548  $82,798  $343,811   $92,691   $97,941   $343,811
               4      $91,163   $62,911   $67,411  $343,811   $80,993  $85,493  $343,811  $102,482  $106,982   $343,811
               5      $95,721   $61,759   $65,509  $343,811   $84,474  $88,224  $343,811  $113,071  $116,821   $343,811
               6     $100,507   $60,659   $63,659  $343,811   $87,982  $90,982  $343,811  $124,527  $127,527   $343,811
               7     $105,533   $59,611   $61,861  $343,811   $91,557  $93,807  $343,811  $136,925  $139,175   $343,811
               8     $110,809   $58,615   $60,115  $343,811   $95,220  $96,720  $343,811  $150,345  $151,845   $343,811
               9     $116,350   $57,667   $58,417  $343,811   $98,973  $99,723  $343,811  $164,874  $165,624   $343,811
              10     $122,167   $56,768   $56,768  $343,811  $102,819  $102,819 $343,811  $180,616  $180,616   $343,811
              11     $128,275   $55,553   $55,553  $343,811  $106,756  $106,756 $343,811  $198,315  $198,315   $343,811
              12     $134,689   $54,364   $54,364  $343,811  $110,845  $110,845 $343,811  $217,749  $217,749   $343,811
              13     $141,424   $53,200   $53,200  $343,811  $115,089  $115,089 $343,811  $239,088  $239,088   $343,811
              14     $148,495   $52,061   $52,061  $343,811  $119,497  $119,497 $343,811  $262,517  $262,517   $346,523
              15     $155,920   $50,947   $50,947  $343,811  $124,073  $124,073 $343,811  $288,243  $288,243   $377,598
              16     $163,716   $49,856   $49,856  $343,811  $128,824  $128,824 $343,811  $316,489  $316,489   $411,436
              17     $171,901   $48,789   $48,789  $343,811  $133,758  $133,758 $343,811  $347,504  $347,504   $444,805
              18     $180,496   $47,745   $47,745  $343,811  $138,880  $138,880 $343,811  $381,558  $381,558   $480,763
              19     $189,521   $46,723   $46,723  $343,811  $144,198  $144,198 $343,811  $418,949  $418,949   $519,496
              20     $198,997   $45,723   $45,723  $343,811  $149,720  $149,720 $343,811  $460,004  $460,004   $561,205

            Age 60    $95,721   $61,759   $65,509  $343,811   $84,474  $88,224  $343,811  $113,071  $116,821   $343,811
            Age 65   $122,167   $56,768   $56,768  $343,811  $102,819  $102,819 $343,811  $180,616  $180,616   $343,811
            Age 70   $155,920   $50,947   $50,947  $343,811  $124,073  $124,073 $343,811  $288,243  $288,243   $377,598
            Age 75   $198,997   $45,723   $45,723  $343,811  $149,720  $149,720 $343,811  $460,004  $460,004   $561,205
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


(1) Assumes a single payment of $75,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

     (2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.


     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.






  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT


                                                                                           Male, Non-Tobacco User, Age 55
                                                                                          Female, Non-Tobacco User, Age 55
                                                                                                    Standard Underwriting Class
                                                                                          Simplified Underwriting Criteria
                                                                                                    Face Amount:  $343,811

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1      $78,750   $66,337   $73,087  $343,811   $70,797  $77,547  $343,811   $75,256   $82,006   $343,811
               2      $82,688   $65,191   $71,191  $343,811   $74,148  $80,148  $343,811   $83,635   $89,635   $343,811
               3      $86,822   $64,051   $69,301  $343,811   $77,548  $82,798  $343,811   $92,691   $97,941   $343,811
               4      $91,163   $62,911   $67,411  $343,811   $80,993  $85,493  $343,811  $102,482  $106,982   $343,811
               5      $95,721   $61,758   $65,508  $343,811   $84,474  $88,224  $343,811  $113,071  $116,821   $343,811
               6     $100,507   $60,579   $63,579  $343,811   $87,982  $90,982  $343,811  $124,527  $127,527   $343,811
               7     $105,533   $59,357   $61,607  $343,811   $91,504  $93,754  $343,811  $136,925  $139,175   $343,811
               8     $110,809   $58,068   $59,568  $343,811   $95,021  $96,521  $343,811  $150,345  $151,845   $343,811
               9     $116,350   $56,684   $57,434  $343,811   $98,509  $99,259  $343,811  $164,874  $165,624   $343,811
              10     $122,167   $55,172   $55,172  $343,811  $101,941  $101,941 $343,811  $180,614  $180,614   $343,811
              11     $128,275   $53,065   $53,065  $343,811  $105,170  $105,170 $343,811  $198,119  $198,119   $343,811
              12     $134,689   $50,732   $50,732  $343,811  $108,324  $108,324 $343,811  $217,318  $217,318   $343,811
              13     $141,424   $48,129   $48,129  $343,811  $111,370  $111,370 $343,811  $238,407  $238,407   $343,811
              14     $148,495   $45,205   $45,205  $343,811  $114,269  $114,269 $343,811  $261,615  $261,615   $345,332
              15     $155,920   $41,894   $41,894  $343,811  $116,972  $116,972 $343,811  $287,097  $287,097   $376,097
              16     $163,716   $38,104   $38,104  $343,811  $119,410  $119,410 $343,811  $314,925  $314,925   $409,403
              17     $171,901   $33,713   $33,713  $343,811  $121,494  $121,494 $343,811  $345,318  $345,318   $442,007
              18     $180,496   $28,557   $28,557  $343,811  $123,103  $123,103 $343,811  $378,482  $378,482   $476,887
              19     $189,521   $22,432   $22,432  $343,811  $124,090  $124,090 $343,811  $414,639  $414,639   $514,153
              20     $198,997   $15,104   $15,104  $343,811  $124,286  $124,286 $343,811  $454,036  $454,036   $553,924
            Age 60    $95,721   $61,758   $65,508  $343,811   $84,474  $88,224  $343,811  $113,071  $116,821   $343,811
            Age 65   $122,167   $55,172   $55,172  $343,811  $101,941  $101,941 $343,811  $180,614  $180,614   $343,811
            Age 70   $155,920   $41,894   $41,894  $343,811  $116,972  $116,972 $343,811  $287,097  $287,097   $376,097
            Age 75   $198,997   $15,104   $15,104  $343,811  $124,286  $124,286 $343,811  $454,036  $454,036   $553,924
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


     (1) Assumes a single payment of $75,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

     (2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.


     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

                                                                                           Male, Non-Tobacco User, Age 55
                                                                                          Female, Non-Tobacco User, Age 55
                                                                                                    Standard Underwriting Class
                                                                                          Full Underwriting Criteria
                                                                                                              Face Amount:  $687,622

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1     $157,500  $132,675  $146,175  $687,622  $141,594  $155,094 $687,622  $150,512  $164,012   $687,622
               2     $165,375  $130,381  $142,381  $687,622  $148,296  $160,296 $687,622  $167,271  $179,271   $687,622
               3     $173,644  $128,103  $138,603  $687,622  $155,097  $165,597 $687,622  $185,383  $195,883   $687,622
               4     $182,326  $125,824  $134,824  $687,622  $161,986  $170,986 $687,622  $204,964  $213,964   $687,622
               5     $191,442  $123,649  $131,149  $687,622  $168,971  $176,471 $687,622  $226,142  $233,642   $687,622
               6     $201,014  $121,573  $127,573  $687,622  $176,133  $182,133 $687,622  $249,055  $255,055   $687,622
               7     $211,065  $119,595  $124,095  $687,622  $183,476  $187,976 $687,622  $273,875  $278,375   $687,622
               8     $221,618  $117,712  $120,712  $687,622  $191,006  $194,006 $687,622  $300,825  $303,825   $687,622
               9     $232,699  $115,921  $117,421  $687,622  $198,730  $200,230 $687,622  $330,102  $331,602   $687,622
              10     $244,334  $114,220  $114,220  $687,622  $206,653  $206,653 $687,622  $361,918  $361,918   $687,622
              11     $256,551  $111,887  $111,887  $687,622  $214,782  $214,782 $687,622  $397,782  $397,782   $687,622
              12     $269,378  $109,601  $109,601  $687,622  $223,230  $223,230 $687,622  $437,200  $437,200   $687,622
              13     $282,847  $107,363  $107,363  $687,622  $232,011  $232,011 $687,622  $480,524  $480,524   $687,622
              14     $296,990  $105,170  $105,170  $687,622  $241,137  $241,137 $687,622  $528,142  $528,142   $697,147
              15     $311,839  $103,021  $103,021  $687,622  $250,621  $250,621 $687,622  $580,477  $580,477   $760,426
              16     $327,431  $100,917  $100,917  $687,622  $260,479  $260,479 $687,622  $638,000  $638,000   $829,399
              17     $343,803   $98,856   $98,856  $687,622  $270,725  $270,725 $687,622  $701,222  $701,222   $897,564
              18     $360,993   $96,836   $96,836  $687,622  $281,374  $281,374 $687,622  $770,709  $770,709   $971,093
              19     $379,043   $94,858   $94,858  $687,622  $292,441  $292,441 $687,622  $847,082  $847,082  $1,050,381
              20     $397,995   $92,921   $92,921  $687,622  $303,944  $303,944 $687,622  $931,023  $931,023  $1,135,848

            Age 60   $191,442  $123,649  $131,149  $687,622  $168,971  $176,471 $687,622  $226,142  $233,642   $687,622
            Age 65   $244,334  $114,220  $114,220  $687,622  $206,653  $206,653 $687,622  $361,918  $361,918   $687,622
            Age 70   $311,839  $103,021  $103,021  $687,622  $250,621  $250,621 $687,622  $580,477  $580,477   $760,426
            Age 75   $397,995   $92,921   $92,921  $687,622  $303,944  $303,944 $687,622  $931,023  $931,023  $1,135,848
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


     (1) Assumes a single payment of $150,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

     (2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.


     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.






  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT


                                                                                           Male, Non-Tobacco User, Age 55
                                                                                          Female, Non-Tobacco User, Age 55
                                                                                                    Standard Underwriting Class
                                                                                          Full Underwriting Criteria
                                                                                                    Face Amount:  $687,622

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1     $157,500  $132,675  $146,175  $687,622  $141,594  $155,094 $687,622  $150,512  $164,012   $687,622
               2     $165,375  $130,381  $142,381  $687,622  $148,296  $160,296 $687,622  $167,271  $179,271   $687,622
               3     $173,644  $128,103  $138,603  $687,622  $155,097  $165,597 $687,622  $185,383  $195,883   $687,622
               4     $182,326  $125,822  $134,822  $687,622  $161,986  $170,986 $687,622  $204,964  $213,964   $687,622
               5     $191,442  $123,516  $131,016  $687,622  $168,948  $176,448 $687,622  $226,142  $233,642   $687,622
               6     $201,014  $121,157  $127,157  $687,622  $175,964  $181,964 $687,622  $249,055  $255,055   $687,622
               7     $211,065  $118,713  $123,213  $687,622  $183,007  $187,507 $687,622  $273,850  $278,350   $687,622
               8     $221,618  $116,136  $119,136  $687,622  $190,041  $193,041 $687,622  $300,689  $303,689   $687,622
               9     $232,699  $113,368  $114,868  $687,622  $197,018  $198,518 $687,622  $329,748  $331,248   $687,622
              10     $244,334  $110,343  $110,343  $687,622  $203,882  $203,882 $687,622  $361,228  $361,228   $687,622
              11     $256,551  $106,129  $106,129  $687,622  $210,341  $210,341 $687,622  $396,239  $396,239   $687,622
              12     $269,378  $101,463  $101,463  $687,622  $216,649  $216,649 $687,622  $434,636  $434,636   $687,622
              13     $282,847   $96,258   $96,258  $687,622  $222,740  $222,740 $687,622  $476,813  $476,813   $687,622
              14     $296,990   $90,411   $90,411  $687,622  $228,538  $228,538 $687,622  $523,231  $523,231   $690,665
              15     $311,839   $83,788   $83,788  $687,622  $233,943  $233,943 $687,622  $574,194  $574,194   $752,194
              16     $327,431   $76,208   $76,208  $687,622  $238,820  $238,820 $687,622  $629,851  $629,851   $818,807
              17     $343,803   $67,426   $67,426  $687,622  $242,987  $242,987 $687,622  $690,637  $690,637   $884,015
              18     $360,993   $57,114   $57,114  $687,622  $246,205  $246,205 $687,622  $756,965  $756,965   $953,775
              19     $379,043   $44,865   $44,865  $687,622  $248,180  $248,180 $687,622  $829,279  $829,279  $1,028,306
              20     $397,995   $30,209   $30,209  $687,622  $248,572  $248,572 $687,622  $908,073  $908,073  $1,107,849
            Age 60   $191,442  $123,516  $131,016  $687,622  $168,948  $176,448 $687,622  $226,142  $233,642   $687,622
            Age 65   $244,334  $110,343  $110,343  $687,622  $203,882  $203,882 $687,622  $361,228  $361,228   $687,622
            Age 70   $311,839   $83,788   $83,788  $687,622  $233,943  $233,943 $687,622  $574,194  $574,194   $752,194
            Age 75   $397,995   $30,209   $30,209  $687,622  $248,572  $248,572 $687,622  $908,073  $908,073  $1,107,849
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


     (1) Assumes a single payment of $150,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

     (2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.


     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

                                                                                           Male, Non-Tobacco User, Age 65
                                                                                                    Standard Underwriting Class
                                                                                          Simplified Underwriting Criteria
                                                                                                              Face Amount:  $202,531

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1     $105,000   $87,885   $96,885  $202,531   $93,796  $102,796 $202,531   $99,707  $108,707   $202,531
               2     $110,250   $85,868   $93,868  $202,531   $97,670  $105,670 $202,531  $110,171  $118,171   $202,531
               3     $115,763   $83,944   $90,944  $202,531  $101,624  $108,624 $202,531  $121,460  $128,460   $202,531
               4     $121,551   $82,111   $88,111  $202,531  $105,662  $111,662 $202,531  $133,644  $139,644   $202,531
               5     $127,628   $80,367   $85,367  $202,531  $109,784  $114,784 $202,531  $146,803  $151,803   $202,531
               6     $134,010   $78,708   $82,708  $202,531  $113,993  $117,993 $202,531  $161,019  $165,019   $214,525
               7     $140,710   $77,132   $80,132  $202,531  $118,292  $121,292 $202,531  $176,387  $179,387   $229,615
               8     $147,746   $75,636   $77,636  $202,531  $122,683  $124,683 $202,531  $193,005  $195,005   $245,707
               9     $155,133   $74,218   $75,218  $202,531  $127,169  $128,169 $202,531  $210,984  $211,984   $262,860
              10     $162,889   $72,875   $72,875  $202,531  $131,753  $131,753 $202,531  $230,440  $230,440   $281,137
              11     $171,034   $71,172   $71,172  $202,531  $136,525  $136,525 $202,531  $252,517  $252,517   $303,020
              12     $179,586   $69,510   $69,510  $202,531  $141,470  $141,470 $202,531  $276,708  $276,708   $332,050
              13     $188,565   $67,886   $67,886  $202,531  $146,594  $146,594 $202,531  $303,217  $303,217   $363,860
              14     $197,993   $66,300   $66,300  $202,531  $151,903  $151,903 $202,531  $332,266  $332,266   $398,719
              15     $207,893   $64,751   $64,751  $202,531  $157,405  $157,405 $202,531  $364,097  $364,097   $436,916
              16     $218,287   $63,238   $63,238  $202,531  $163,106  $163,106 $202,531  $398,978  $398,978   $478,774
              17     $229,202   $61,761   $61,761  $202,531  $169,014  $169,014 $202,817  $437,201  $437,201   $524,641
              18     $240,662   $60,318   $60,318  $202,531  $175,136  $175,136 $210,163  $479,085  $479,085   $574,902
              19     $252,695   $58,909   $58,909  $202,531  $181,479  $181,479 $217,775  $524,982  $524,982   $629,978
              20     $265,330   $57,533   $57,533  $202,531  $188,052  $188,052 $225,663  $575,276  $575,276   $690,331

            Age 60      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 65      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 70   $127,628   $80,367   $85,367  $202,531  $109,784  $114,784 $202,531  $146,803  $151,803   $202,531
            Age 75   $162,889   $72,875   $72,875  $202,531  $131,753  $131,753 $202,531  $230,440  $230,440   $281,137
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


     (1) Assumes a single payment of $100,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

          (2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.


          THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.






  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT


                                                                                           Male, Non-Tobacco User, Age 65
                                                                                                    Standard Undwrtiting Class
                                                                                          Simplified Underwriting Criteria
                                                                                                    Face Amount:  $202,531

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1     $105,000   $86,147   $95,147  $202,531   $92,079  $101,079 $202,531   $98,015  $107,015   $202,531
               2     $110,250   $82,046   $90,046  $202,531   $93,971  $101,971 $202,531  $106,624  $114,624   $202,531
               3     $115,763   $77,646   $84,646  $202,531   $95,643  $102,643 $202,531  $115,919  $122,919   $202,531
               4     $121,551   $72,890   $78,890  $202,531   $97,060  $103,060 $202,531  $126,011  $132,011   $202,531
               5     $127,628   $67,712   $72,712  $202,531   $98,185  $103,185 $202,531  $137,039  $142,039   $202,531
               6     $134,010   $62,005   $66,005  $202,531   $98,947  $102,947 $202,531  $149,165  $153,165   $202,531
               7     $140,710   $55,632   $58,632  $202,531   $99,256  $102,256 $202,531  $162,500  $165,500   $211,840
               8     $147,746   $48,448   $50,448  $202,531   $99,022  $101,022 $202,531  $176,841  $178,841   $225,340
               9     $155,133   $40,227   $41,227  $202,531   $98,096  $99,096  $202,531  $192,180  $193,180   $239,543
              10     $162,889   $30,759   $30,759  $202,531   $96,344  $96,344  $202,531  $208,607  $208,607   $254,501
              11     $171,034   $18,946   $18,946  $202,531   $93,199  $93,199  $202,531  $226,590  $226,590   $271,907
              12     $179,586   $5,278    $5,278   $202,531   $88,911  $88,911  $202,531  $245,785  $245,785   $294,942
              13     $188,565     $0        $0        $0*     $83,226  $83,226  $202,531  $266,217  $266,217   $319,460
              14     $197,993     $0        $0        $0*     $75,835  $75,835  $202,531  $287,903  $287,903   $345,484
              15     $207,893     $0        $0        $0*     $66,306  $66,306  $202,531  $310,841  $310,841   $373,009
              16     $218,287     $0        $0        $0*     $54,004  $54,004  $202,531  $334,977  $334,977   $401,972
              17     $229,202     $0        $0        $0*     $38,077  $38,077  $202,531  $360,233  $360,233   $432,279
              18     $240,662     $0        $0        $0*     $17,253  $17,253  $202,531  $386,453  $386,453   $463,744
              19     $252,695     $0        $0        $0*       $0        $0       $0*    $413,467  $413,467   $496,160
              20     $265,330     $0        $0        $0*       $0        $0       $0*    $441,051  $441,051   $529,261
            Age 60      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 65      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 70   $127,628   $67,712   $72,712  $202,531   $98,185  $103,185 $202,531  $137,039  $142,039   $202,531
            Age 75   $162,889   $30,759   $30,759  $202,531   $96,344  $96,344  $202,531  $208,607  $208,607   $254,501
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


          (1) Assumes a single payment of $100,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

          (2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.

          * If the Guaranteed Death Benefit Rider is in effect on the Contract, the death benefit will be $202,531 based on the assumptions for this illustration.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

                                                                                           Male, Non-Tobacco User, Age 65
                                                                                                    Standard Underwriting Class
                                                                                               Full Underwriting Criteria
                                                                                                              Face Amount:  $405,061

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1     $210,000  $175,965  $193,965  $405,061  $187,798  $205,798 $405,061  $199,631  $217,631   $405,061
               2     $220,500  $172,111  $188,111  $405,061  $195,763  $211,763 $405,061  $220,816  $236,816   $405,061
               3     $231,525  $168,434  $182,434  $405,061  $203,902  $217,902 $405,061  $243,692  $257,692   $405,061
               4     $243,101  $164,929  $176,929  $405,061  $212,219  $224,219 $405,061  $268,409  $280,409   $405,061
               5     $255,256  $161,590  $171,590  $405,061  $220,718  $230,718 $405,061  $295,128  $305,128   $405,061
               6     $268,019  $158,412  $166,412  $405,061  $229,406  $237,406 $405,061  $324,026  $332,026   $431,633
               7     $281,420  $155,390  $161,390  $405,061  $238,288  $244,288 $405,061  $355,295  $361,295   $462,458
               8     $295,491  $152,520  $156,520  $405,061  $247,370  $251,370 $405,061  $389,145  $393,145   $495,362
               9     $310,266  $149,796  $151,796  $405,061  $256,657  $258,657 $405,061  $425,802  $427,802   $530,474
              10     $325,779  $147,215  $147,215  $405,061  $266,155  $266,155 $405,061  $465,514  $465,514   $567,927
              11     $342,068  $143,920  $143,920  $405,061  $276,071  $276,071 $405,061  $510,622  $510,622   $612,746
              12     $359,171  $140,699  $140,699  $405,061  $286,356  $286,356 $405,061  $560,100  $560,100   $672,120
              13     $377,130  $137,549  $137,549  $405,061  $297,025  $297,025 $405,061  $614,372  $614,372   $737,247
              14     $395,986  $134,470  $134,470  $405,061  $308,091  $308,091 $405,061  $673,904  $673,904   $808,685
              15     $415,786  $131,460  $131,460  $405,061  $319,570  $319,570 $405,061  $739,204  $739,204   $887,045
              16     $436,575  $128,518  $128,518  $405,061  $331,476  $331,476 $405,061  $810,831  $810,831   $972,997
              17     $458,404  $125,641  $125,641  $405,061  $343,826  $343,826 $412,591  $889,399  $889,399  $1,067,279
              18     $481,324  $122,829  $122,829  $405,061  $356,636  $356,636 $427,963  $975,580  $975,580  $1,170,696
              19     $505,390  $120,079  $120,079  $405,061  $369,923  $369,923 $443,908  $1,070,112$1,070,112$1,284,134
              20     $530,660  $117,391  $117,391  $405,061  $383,705  $383,705 $460,446  $1,173,804$1,173,804$1,408,564

            Age 60      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 65      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 70   $255,256  $161,590  $171,590  $405,061  $220,718  $230,718 $405,061  $295,128  $305,128   $405,061
            Age 75   $325,779  $147,215  $147,215  $405,061  $266,155  $266,155 $405,061  $465,514  $465,514   $567,927
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


          (1) Assumes a single payment of $200,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

          (2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.


          THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.






  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT


                                                                                           Male, Non-Tobacco User, Age 65
                                                                                                    Standard Underwriting Class
                                                                                          Full Underwriting Criteria
                                                                                                    Face Amount:  $405,061

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1     $210,000  $172,293  $190,293  $405,061  $184,158  $202,158 $405,061  $196,029  $214,029   $405,061
               2     $220,500  $164,092  $180,092  $405,061  $187,941  $203,941 $405,061  $213,249  $229,249   $405,061
               3     $231,525  $155,293  $169,293  $405,061  $191,285  $205,285 $405,061  $231,838  $245,838   $405,061
               4     $243,101  $145,780  $157,780  $405,061  $194,121  $206,121 $405,061  $252,021  $264,021   $405,061
               5     $255,256  $135,423  $145,423  $405,061  $196,370  $206,370 $405,061  $274,078  $284,078   $405,061
               6     $268,019  $124,010  $132,010  $405,061  $197,894  $205,894 $405,061  $298,330  $306,330   $405,061
               7     $281,420  $111,264  $117,264  $405,061  $198,513  $204,513 $405,061  $325,000  $331,000   $423,680
               8     $295,491   $96,896  $100,896  $405,061  $198,043  $202,043 $405,061  $353,683  $357,683   $450,681
               9     $310,266   $80,455   $82,455  $405,061  $196,193  $198,193 $405,061  $384,360  $386,360   $479,086
              10     $325,779   $61,519   $61,519  $405,061  $192,688  $192,688 $405,061  $417,214  $417,214   $509,002
              11     $342,068   $37,893   $37,893  $405,061  $186,399  $186,399 $405,061  $453,179  $453,179   $543,815
              12     $359,171   $10,555   $10,555  $405,061  $177,823  $177,823 $405,061  $491,571  $491,571   $589,885
              13     $377,130     $0        $0        $0*    $166,453  $166,453 $405,061  $532,434  $532,434   $638,921
              14     $395,986     $0        $0        $0*    $151,670  $151,670 $405,061  $575,807  $575,807   $690,969
              15     $415,786     $0        $0        $0*    $132,613  $132,613 $405,061  $621,682  $621,682   $746,018
              16     $436,575     $0        $0        $0*    $108,010  $108,010 $405,061  $669,954  $669,954   $803,945
              17     $458,404     $0        $0        $0*     $76,155  $76,155  $405,061  $720,466  $720,466   $864,559
              18     $481,324     $0        $0        $0*     $34,507  $34,507  $405,061  $772,907  $772,907   $927,488
              19     $505,390     $0        $0        $0*       $0        $0       $0*    $826,934  $826,934   $992,320
              20     $530,660     $0        $0        $0*       $0        $0       $0*    $882,102  $882,102  $1,058,522
            Age 60      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 65      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 70   $255,256  $135,423  $145,423  $405,061  $196,370  $206,370 $405,061  $274,078  $284,078   $405,061
            Age 75   $325,779   $61,519   $61,519  $405,061  $192,688  $192,688 $405,061  $417,214  $417,214   $509,002
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


          (1) Assumes a single payment of $200,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

          (2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.

          * If the Guaranteed Death Benefit Rider is in effect on the Contract, the death benefit will be $405,061 based on the assumptions for this illustration.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

                                                                                           Male, Non-Tobacco User, Age 65
                                                                                          Female, Non-Tobacco User, Age 65
                                                                                                    Standard Underwriting Class
                                                                                          Simplified Underwriting Criteria
                                                                                                              Face Amount:  $286,686

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1     $105,000   $88,410   $97,410  $286,686   $94,355  $103,355 $286,686  $100,300  $109,300   $286,686
               2     $110,250   $86,744   $94,744  $286,686   $98,688  $106,688 $286,686  $111,339  $119,339   $286,686
               3     $115,763   $85,069   $92,069  $286,686  $103,000  $110,000 $286,686  $123,172  $130,172   $286,686
               4     $121,551   $83,470   $89,470  $286,686  $107,415  $113,415 $286,686  $135,931  $141,931   $286,686
               5     $127,628   $81,943   $86,943  $286,686  $111,937  $116,937 $286,686  $149,752  $154,752   $286,686
               6     $134,010   $80,489   $84,489  $286,686  $116,568  $120,568 $286,686  $164,732  $168,732   $286,686
               7     $140,710   $79,103   $82,103  $286,686  $121,311  $124,311 $286,686  $180,974  $183,974   $286,686
               8     $147,746   $77,785   $79,785  $286,686  $126,171  $128,171 $286,686  $198,593  $200,593   $286,686
               9     $155,133   $76,532   $77,532  $286,686  $131,150  $132,150 $286,686  $217,713  $218,713   $286,686
              10     $162,889   $75,343   $75,343  $286,686  $136,254  $136,254 $286,686  $238,470  $238,470   $290,933
              11     $171,034   $73,730   $73,730  $286,686  $141,471  $141,471 $286,686  $261,839  $261,839   $314,207
              12     $179,586   $72,152   $72,152  $286,686  $146,889  $146,889 $286,686  $287,498  $287,498   $344,997
              13     $188,565   $70,607   $70,607  $286,686  $152,514  $152,514 $286,686  $315,671  $315,671   $378,806
              14     $197,993   $69,096   $69,096  $286,686  $158,355  $158,355 $286,686  $346,606  $346,606   $415,927
              15     $207,893   $67,617   $67,617  $286,686  $164,419  $164,419 $286,686  $380,572  $380,572   $456,686
              16     $218,287   $66,170   $66,170  $286,686  $170,715  $170,715 $286,686  $417,866  $417,866   $501,439
              17     $229,202   $64,753   $64,753  $286,686  $177,253  $177,253 $286,686  $458,815  $458,815   $550,578
              18     $240,662   $63,367   $63,367  $286,686  $184,041  $184,041 $286,686  $503,777  $503,777   $604,532
              19     $252,695   $62,011   $62,011  $286,686  $191,089  $191,089 $286,686  $553,145  $553,145   $663,774
              20     $265,330   $60,683   $60,683  $286,686  $198,406  $198,406 $286,686  $607,351  $607,351   $728,821

            Age 60      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 65      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 70   $127,628   $81,943   $86,943  $286,686  $111,937  $116,937 $286,686  $149,752  $154,752   $286,686
            Age 75   $162,889   $75,343   $75,343  $286,686  $136,254  $136,254 $286,686  $238,470  $238,470   $290,933
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


          (1) Assumes a single payment of $100,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

          (2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.


          THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

                                                                                           Male, Non-Tobacco User, Age 65
                                                                                          Female, Non-Tobacco User, Age 65
                                                                                                    Standard Underwriting Class
                                                                                          Full Underwriting Criteria
                                                                                                              Face Amount:  $573,372

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1     $210,000  $176,819  $194,819  $573,372  $188,710  $206,710 $573,372  $200,600  $218,600   $573,372
               2     $220,500  $173,508  $189,508  $573,372  $197,375  $213,375 $573,372  $222,678  $238,678   $573,372
               3     $231,525  $170,341  $184,341  $573,372  $206,220  $220,220 $573,372  $246,498  $260,498   $573,372
               4     $243,101  $167,316  $179,316  $573,372  $215,285  $227,285 $573,372  $272,314  $284,314   $573,372
               5     $255,256  $164,427  $174,427  $573,372  $224,577  $234,577 $573,372  $300,308  $310,308   $573,372
               6     $268,019  $161,672  $169,672  $573,372  $234,102  $242,102 $573,372  $330,677  $338,677   $573,372
               7     $281,420  $159,046  $165,046  $573,372  $243,869  $249,869 $573,372  $363,640  $369,640   $573,372
               8     $295,491  $156,547  $160,547  $573,372  $253,885  $257,885 $573,372  $399,434  $403,434   $573,372
               9     $310,266  $154,170  $156,170  $573,372  $264,158  $266,158 $573,372  $438,318  $440,318   $573,372
              10     $325,779  $151,912  $151,912  $573,372  $274,696  $274,696 $573,372  $480,574  $480,574   $586,300
              11     $342,068  $148,809  $148,809  $573,372  $285,501  $285,501 $573,372  $528,196  $528,196   $633,835
              12     $359,171  $145,769  $145,769  $573,372  $296,731  $296,731 $573,372  $580,537  $580,537   $696,645
              13     $377,130  $142,792  $142,792  $573,372  $308,403  $308,403 $573,372  $638,065  $638,065   $765,678
              14     $395,986  $139,875  $139,875  $573,372  $320,534  $320,534 $573,372  $701,294  $701,294   $841,553
              15     $415,786  $137,018  $137,018  $573,372  $333,141  $333,141 $573,372  $770,788  $770,788   $924,946
              16     $436,575  $134,219  $134,219  $573,372  $346,245  $346,245 $573,372  $847,169  $847,169  $1,016,603
              17     $458,404  $131,477  $131,477  $573,372  $359,864  $359,864 $573,372  $931,118  $931,118  $1,117,342
              18     $481,324  $128,792  $128,792  $573,372  $374,019  $374,019 $573,372  $1,023,387$1,023,387$1,228,064
              19     $505,390  $126,161  $126,161  $573,372  $388,731  $388,731 $573,372  $1,124,799$1,124,799$1,349,759
              20     $530,660  $123,584  $123,584  $573,372  $404,021  $404,021 $573,372  $1,236,260$1,236,260$1,483,512

            Age 60      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 65      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 70   $255,256  $164,427  $174,427  $573,372  $224,577  $234,577 $573,372  $300,308  $310,308   $573,372
            Age 75   $325,779  $151,912  $151,912  $573,372  $274,696  $274,696 $573,372  $480,574  $480,574   $586,300
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


          (1) Assumes a single payment of $200,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

          (2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.






  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
    SEPARATE ACCOUNT VUL-2
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT

                                                                                           Male, Non-Tobacco User, Age 65
                                                                                          Female, Non-Tobacco User, Age 65
                                                                                                    Standard Undwriting Class
                                                                                          Full Underwriting Criteria
                                                                                                    Face Amount:  $573,372

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
              MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                     Payments    Hypothetical 0%              Hypothetical 6%              Hypothetical 12%
                     Made Plus Gross Investment Return       Gross Investment Return      Gross Investment Return
                     Interest
           Contract  At 5% Per Surrender Contract    Death   Surrender Contract   Death   Surrender Contract     Death
             Year      Year      Value     Value    Benefit    Value    Value    Benefit    Value     Value     Benefit

               1     $210,000  $176,819  $194,819  $573,372  $188,710  $206,710 $573,372  $200,600  $218,600   $573,372
               2     $220,500  $173,489  $189,489  $573,372  $197,375  $213,375 $573,372  $222,678  $238,678   $573,372
               3     $231,525  $169,938  $183,938  $573,372  $205,942  $219,942 $573,372  $246,345  $260,345   $573,372
               4     $243,101  $166,090  $178,090  $573,372  $214,353  $226,353 $573,372  $271,736  $283,736   $573,372
               5     $255,256  $161,850  $171,850  $573,372  $222,536  $232,536 $573,372  $299,007  $309,007   $573,372
               6     $268,019  $157,097  $165,097  $573,372  $230,402  $238,402 $573,372  $328,337  $336,337   $573,372
               7     $281,420  $151,671  $157,671  $573,372  $237,835  $243,835 $573,372  $359,940  $365,940   $573,372
               8     $295,491  $145,356  $149,356  $573,372  $244,677  $248,677 $573,372  $394,073  $398,073   $573,372
               9     $310,266  $137,881  $139,881  $573,372  $250,736  $252,736 $573,372  $431,071  $433,071   $573,372
              10     $325,779  $128,924  $128,924  $573,372  $255,789  $255,789 $573,372  $471,384  $471,384   $575,088
              11     $342,068  $116,852  $116,852  $573,372  $259,178  $259,178 $573,372  $516,368  $516,368   $619,642
              12     $359,171  $102,428  $102,428  $573,372  $261,151  $261,151 $573,372  $565,100  $565,100   $678,120
              13     $377,130   $85,155   $85,155  $573,372  $261,409  $261,409 $573,372  $617,723  $617,723   $741,267
              14     $395,986   $64,425   $64,425  $573,372  $259,583  $259,583 $573,372  $674,370  $674,370   $809,244
              15     $415,786   $39,431   $39,431  $573,372  $255,185  $255,185 $573,372  $735,127  $735,127   $882,152
              16     $436,575   $9,065    $9,065   $573,372  $247,541  $247,541 $573,372  $799,996  $799,996   $959,995
              17     $458,404     $0        $0        $0*    $235,720  $235,720 $573,372  $868,871  $868,871  $1,042,646
              18     $481,324     $0        $0        $0*    $218,430  $218,430 $573,372  $941,509  $941,509  $1,129,811
              19     $505,390     $0        $0        $0*    $193,921  $193,921 $573,372  $1,017,529$1,017,529$1,221,035
              20     $530,660     $0        $0        $0*    $159,825  $159,825 $573,372  $1,096,424$1,096,424$1,315,708
            Age 60      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 65      N/A       N/A       N/A       N/A       N/A      N/A       N/A       N/A       N/A        N/A
            Age 70   $255,256  $161,850  $171,850  $573,372  $222,536  $232,536 $573,372  $299,007  $309,007   $573,372
            Age 75   $325,779  $128,924  $128,924  $573,372  $255,789  $255,789 $573,372  $471,384  $471,384   $575,088
           ---------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------


          (1) Assumes a single payment of $200,000 is made at the beginning of the first Contract Year. Values will be different if payments are made with a different frequency or in different amounts.

          (2) Assumes that no Contract loan has been made. Excessive loans or withdrawals may cause this Contract to lapse because of insufficient Contract Value.

          * If the Guaranteed Death Benefit Rider is in effect on the Contract, the death benefit will be $573,372 based on the assumptions for this illustration.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

APPENDIX E - SPECIAL TERMS


     AGE: how old the insured is on his or her last birthday measured on the date of issue and each contract anniversary, thereafter. However, for benefit payment options, age is based on age nearest birthday of the designated individual.

     ATTAINED AGE: the insured's age as of the insured's last birthday at the start of the contract year. Attained age is used in the calculation of the guideline minimum sum insured. BENEFICIARY: the person or persons you name to receive the net death benefit when the insured dies.


     CONTRACT OWNER: the person who may exercise all rights under the contract, with the consent of any irrevocable beneficiary. You and your refer to the contract owner in this prospectus.

CONTRACT VALUE: the total value of your contract. It is the sum of the:

      value of the units of the sub-accounts credited to your contract; plus accumulation in the fixed account credited to the contract.

DATE OF DEFAULT: the first day of the grace period.

     DATE OF ISSUE: the date the contract was issued. It is used to measure the monthly processing date, contract months, contract years and contract anniversaries.

DEATH BENEFIT: the amount payable when the insured dies before the maturity date, before deductions for any outstanding loan and due and unpaid partial withdrawals, withdrawal transaction fees, applicable surrender charges, and monthly deductions.

     EVIDENCE OF INSURABILITY: information, including medical information, that we use to decide whether to issue the requested coverage, to determine the underwriting class for the person insured, or to determine whether the contract may be reinstated.

     FACE AMOUNT: the amount of insurance coverage. The face amount is shown in your contract.


FINAL PAYMENT DATE: the contract anniversary coinciding with or immediately following the Insured's 100th birthday. For a Second-to-Die Contract, the final payment date is the contract anniversary coinciding with or immediately following the younger Insured's 100th birthday. No payments are permitted by you after this date. No monthly deduction (including insurance protection charges) will be deducted from the Contract Value after this date. Generally, the net death benefit after this date will equal the guideline minimum sum insured minus any outstanding loan, except as otherwise provided in a Guaranteed Death Benefit Rider if attached to the Contract.



     FIXED ACCOUNT: an account that is a part of the general account and that guarantees a fixed interest rate.

     FORECLOSURE: the reclassification of an outstanding loan at the end of the grace period if:

(a) the contract lapses with an outstanding loan, and the contract is subsequently terminated at the end of the grace period; or,

(b) the outstanding loan is in default, and the excess outstanding loan is not paid back by the end of the grace period, resulting in the termination of the contract.

     GENERAL ACCOUNT: all our assets other than those held in separate investment accounts.

GRACE PERIOD: the 62-day period beginning on:

(a) the monthly processing date on which the surrender value is less than zero and the contract lapses; or,

(b) the date on which the outstanding loan exceeds the contract value less surrender charges.

          GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the contract as life insurance consistent with federal tax laws. The guideline minimum sum insured is the product of:

      The contract value times

      A percentage based on the insured's attained age.

GUIDELINE SINGLE PREMIUM: used to determine the face amount under the contract.

INSURANCE PROTECTION AMOUNT:  the death benefit less the contract value.

          INSURED: the person or persons covered under the contract. If more than one person is named, all provisions of the contract that are based on the death of the insured will be based on the date of death of the last surviving insured.

          INTERNAL REVENUE CODE OR CODE: the Internal Revenue Code of 1986, as amended, and rules and regulations.

LOAN VALUE: the maximum amount you may borrow under the contract.


          MATURITY DATE: the contract anniversary immediately following the insured's 115th birthday. If there are two insureds, the maturity date is the contract anniversary coinciding with or immediately following the younger insured's 115th birthday.

          MONTHLY DEDUCTIONS: the amount of money that we deduct from the contract value each month to pay for the administration charge, monthly insurance protection charge, distribution fee the tax charge, and any rider charge.

          MONTHLY  INSURANCE  PROTECTION  CHARGE:  the  amount of money  that we
          deduct   from  the   contract   value   each  month  to  pay  for  the
          insuranceprotection amount.


          MONTHLY PROCESSING DATE: the date, shown in your contract, when monthly deductions are deducted.

NET DEATH BENEFIT: Through the final payment date the net death benefit is:

      the death benefit; minus

      any outstanding loan and monthly deductions due and unpaid through the contract month in which the insured dies, as well as any unpaid partial withdrawals, withdrawal transaction fees, and applicable surrender charges.

After the final payment date, if the guaranteed death benefit rider is not in effect, the net death benefit is:


     101% of the contract valuethe guideline minimum sum insured; minus


      Any outstanding loan through the contract month in which the insured dies as well as any unpaid partial withdrawals, withdrawal transaction fees, and applicable surrender charges.


If the guaranteed death benefit rider is in effect after the final payment date, the net death benefit will be either the face amount as of the final payment date or the guideline minimum sum insured as of the date due proof of death is received by the company, whichever is greater, reduced by any outstanding loan through the contract month in which the insured dies.


OUTSTANDING LOAN: all unpaid contract loans plus loan interest due or accrued.

          PORTFOLIO: a mutual fund investment portfolio in which a corresponding sub-account invests.

PRO RATA ALLOCATION: an allocation among the fixed account and the sub-accounts of the separate account in the same proportion that, on the date of allocation, the portion of the contract value in the fixed account, other than value subject to outstanding loan, and the portion of the contract value in each sub-account bear to the total contract value.


SECOND-TO-DIE: the contract may be issued as a joint survivorship, that is, second-to-die, contract. Life insurance coverage is provided for two insureds, with death benefits payable at the death of the last surviving insured.


          SEPARATE ACCOUNT: Transamerica Occidental Life Separate Account VUL-2 of Transamerica Occidental Life Insurance Company, one of our separate investment accounts.

          SUB-ACCOUNT:   a  subdivision  of  the  separate   account   investing
          exclusively in the shares of a portfolio.

          SURRENDER VALUE: the amount payable on a full surrender. It is the contract value less any outstanding loan and surrender charges.

          TRANSAMERICA: Transamerica Occidental Life Insurance Company. We, our, us and company, refer to Transamerica in this prospectus.

          UNDERWRITING CLASS: the insurance risk classification that we assign the insured based on the information in the application and other evidence of insurability we consider. The insured's underwriting class will affect the monthly insurance protection charge.

UNIT: a measure of your interest in a sub-account.

          VALUATION DATE: any day on which the net asset value of the shares of any portfolio and unit values of any sub-accounts are computed. Valuation dates currently occur on:

      each day the New York Stock Exchange is open for trading; and,

      other days, other than a day during which no payment, partial withdrawal or surrender of a contract was received when there is a sufficient degree of trading in a portfolio's securities so that the current net asset value of the sub-accounts may be materially affected.

VALUATION PERIOD: the interval between two consecutive valuation dates.

VARIABLE LIFE SERVICE CENTER:

          our office is located at: 440 Lincoln Street, Worcester, Massachusetts 01653.

          our mailing address for all written requests and other correspondence is: Transamerica Occidental Life Insurance Company, Variable Life Service Center, P.O. Box 8990, Boston, Massachusetts 02266-8990.

      our address for express mail packages is:
              Transamerica Occidental Life Insurance Company, Variable Life Service Center, 2 Heritage Drive, Quincy, Massachusetts 02171.

      our customer service telephone number is:
              1-800-782-8315.